                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)
    (2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Under Rule 14a-12

                               NETCREATIONS, INC.
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:


(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

                                     [LOGO]


                                                                    May 30, 2000

Dear Shareholder:

       You are cordially invited to attend the Annual Meeting of Shareholders of NetCreations, Inc. We will be holding the Annual Meeting on June 22, 2000 at the TriBeCa Grand Hotel, 2 Avenue of the Americas, New York, New York 10013 at 9:30 a.m., local time.

       At the 2000 Annual Meeting, we will ask you to:

         - Elect five members to the Board of Directors;

         - Approve amendments to the NetCreations, Inc 1999 Stock Option Plan, including an increase in the number of options authorized from 1,170,000 to 3,000,000;

         - Approve NetCreations, Inc. 2000 Employee Stock Purchase Plan;

         - Ratify the selection of Grant Thornton, LLP as independent accountants for the fiscal year ending December 31, 2000; and

         - Transact such other business as properly comes before the meeting.

       Enclosed with this letter is a Notice of the Annual Meeting of Shareholders, a Proxy Statement, a proxy card and a return envelope. Also enclosed with this letter is NetCreations, Inc.'s Annual Report for the fiscal year ended December 31, 1999.

       The Board of Directors of NetCreations recommends that shareholders vote for election of the board's nominees for director and for approval of each of the other proposals.

       Your vote on these matters is very important. We urge you to review carefully the enclosed materials and to return your proxy promptly.

       Whether or not you plan to attend the Annual Meeting, please sign and promptly return your proxy card in the enclosed postage paid envelope. If you attend the meeting, you may vote in person if you wish, even though you have previously returned your proxy.

                                    Sincerely,

                                    /s/ Rosalind B. Resnick
                                    Rosalind B. Resnick
                                    Chief Executive Officer, and Chairman of the
                                    Board of the Directors


       YOUR VOTE IS IMPORTANT -- PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY, WHETHER OR NOT YOU PLAN TO ATTEND THE NETCREATIONS, INC. ANNUAL MEETING.

                                NETCREATIONS, INC
                           379 WEST BROADWAY, SUIT 202
                            NEW YORK, NEW YORK 10012

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

--------------------------------------------------------------------------------

DATE:    Thursday, June 22, 2000
TIME:    9:30 a.m. local time
PLACE:   TriBeCa Grand Hotel
         2 Avenue of the Americas
         New York, New York 10013

--------------------------------------------------------------------------------

            YOUR VOTE AT THE ANNUAL MEETING IS VERY IMPORTANT TO US.

Dear Shareholder:

       At the 2000 Annual Meeting, we will ask you to:

       1. Elect five directors, each for a one-year term.

       2. Approve amendments to the NetCreations, Inc 1999 Stock Option Plan, including an increase in the number of options authorized from 1,170,000 to 3,000,000.

       3. Approve the NetCreations, Inc. 2000 Employee Stock Purchase Plan.

       4. Ratify the appointment by the Board of Directors of the firm of Grant Thornton, LLP as independent public accountants of NetCreations for the fiscal year ending December 31, 2000.

       5. Transact such other business as may properly come before the Annual Meeting.

       Accompanying this notice is a Proxy Statement and a Proxy Card. Whether or not you expect to be present at the Annual Meeting, please sign and date the Proxy Card and return it in the enclosed envelope before the date of the Annual Meeting. You may revoke your proxy any time before it is voted at the Annual Meeting. You will be able to vote your shares at the Annual Meeting if you were a shareholder of record at the close of business on May 15, 2000.

       You are cordially invited to attend the Annual Meeting, and you may vote in person even though you have returned your card.

                                             BY ORDER OF THE BOARD OF DIRECTORS

                                             /s/ Ryan Scott Druckenmiller
                                             Ryan Scott Druckenmiller, Secretary

New York, New York
May 30, 2000

                                TABLE OF CONTENTS



                                                                            PAGE


Information About the 2000 Annual Meeting and Voting.......................   2
Proposals to be presented at the Annual Meeting
      Proposal 1: Election of Directors....................................   5
      Proposal 2: Approve amendments to the NetCreations, Inc 1999
                  Stock Option Plan, including an increase in
                  the number of options authorized for issuance
                  from 1,170,000 to 3,000,000..............................   6
      Proposal 3: Approve Employee Stock Purchase Plan.....................   9
      Proposal 4: Ratification of Independent Auditors.....................  12
Security Ownership of Certain Beneficial Owners and Management.............  13
Directors and Executive Officers...........................................  14
Compensation Committee Report on Executive Compensation....................  22
Stock Performance Chart....................................................  24
Shareholder Proposals......................................................  25

                               NETCREATIONS, INC.
                                379 WEST BROADWAY
                            NEW YORK, NEW YORK 10012

--------------------------------------------------------------------------------

               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD ON JUNE 22, 2000

--------------------------------------------------------------------------------

       This Proxy Statement provides information that you should read before you vote on the proposals that will be presented to you at the 2000 Annual Meeting of NetCreations, Inc. ("NetCreations" or the "Company"). The 2000 Annual Meeting will be held on June 22, 2000 at the TriBeCa Grand Hotel, 2 Avenue of the Americas, New York, New York, 10013.

       This Proxy Statement provides detailed information about the Annual Meeting, the proposals you will be asked to vote on at the Annual Meeting, and other relevant information. The Board of Directors of NetCreations is soliciting these proxies.

       At the Annual Meeting, you will be asked to vote on the following proposals:

       1. Elect five directors, each for a one-year term.

       2. Approve amendments to the NetCreations, Inc 1999 Stock Option Plan, including an increase in the number of options authorized from 1,170,000 to 3,000,000.

       3. Approve the NetCreations, Inc. 2000 Employee Stock Purchase Plan.

       4. Ratify the appointment by the Board of Directors of the firm of Grant Thornton, LLP as independent public accountants of NetCreations for the fiscal year ending December 31, 2000.

       5. Such other matters as may properly come before the meeting.

       THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR EACH OF THESE PROPOSALS.

       On May 30, 2000, we began mailing this Proxy Statement to people who, according to our records, owned common stock of beneficial interests in NetCreations as of the close of business on May 15, 2000. A copy of NetCreations' Annual Report for the fiscal year ended December 31, 1999 accompanies this Proxy Statement.

--------------------------------------------------------------------------------

              INFORMATION ABOUT THE 2000 ANNUAL MEETING AND VOTING

THE ANNUAL MEETING

         The Annual Meeting will be held on June 22, 2000 at the TriBeCa Grand Hotel, 2 Avenue of the Americas, New York, New York 10013 at 9:30 a.m. local time.

THIS PROXY SOLICITATION

       We are sending you this proxy statement because NetCreations' Board of Directors is seeking a proxy to vote your shares at the Annual Meeting. This proxy statement is intended to assist you in deciding how to vote your shares. On May 30, 2000, we began mailing this proxy statement to all people who, according to our shareholder records, owned shares at the close of business on May 15, 2000.

       NetCreations is paying the cost of requesting these proxies. NetCreations' directors, officers and employees may request proxies in person or by telephone, mail, telecopy or letter. NetCreations will reimburse brokers and other nominees their reasonable out-of-pocket expenses for forwarding proxy materials to beneficial owners of our shares.

VOTING YOUR SHARES

       You may vote your shares at the Annual Meeting either in person or by proxy. To vote in person, you must attend the Annual Meeting and obtain and submit a ballot. Ballots for voting in person will be available at the Annual Meeting. To vote by proxy, you must complete and return the enclosed proxy card in time to be received by us by the Annual Meeting. By completing and returning the proxy card, you will be directing the persons designated on the proxy card to vote your shares at the Annual Meeting in accordance with the instructions you give on the proxy card.

       If you hold your shares with a broker and you do not tell your broker how to vote, your broker has the authority to vote on all proposals.

       IF YOU DECIDE TO VOTE BY PROXY, YOUR PROXY CARD WILL BE VALID ONLY IF YOU SIGN, DATE AND RETURN IT BEFORE THE ANNUAL MEETING SCHEDULED TO BE HELD ON JUNE 22, 2000.

       In the election of directors, the five nominees for director who receive the most votes will be elected. So, if you do not vote for a particular nominee, or you indicate "WITHHELD" on your proxy card, your vote will not count either for or against the nominee. For the other proposals, you may vote "FOR," "AGAINST" or "ABSTAIN." If you "ABSTAIN" as to any proposal, it has the same effect as a vote "AGAINST" that proposal.

       If you sign your proxy card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the Board ("FOR" all of the Company's nominees to the Board, and "FOR" all other items described in this proxy statement and in the discretion of the proxy holders on any other matters that properly come before the meeting).

       We have described in this proxy statement all the proposals that we expect will be made at the Annual Meeting. If we or a shareholder properly present any other proposal to the meeting, we will use your proxy to vote your shares on the proposal in our best judgment.

--------------------------------------------------------------------------------

REVOKING YOUR PROXY

       If you decide to change your vote, you may revoke your proxy at any time before it is voted. You may revoke your proxy in one of three ways:

       - You may notify the Secretary of NetCreations in writing that you wish to revoke your proxy at the following address: NetCreations, Inc., 379 West Broadway, Suite 202, New York, New York 10012, Attention: Ryan Scott Druckenmiller, Secretary. We must receive your notice before the time of the Annual Meeting.

       - You may submit a proxy dated later than your original proxy.

       - You may attend the Annual Meeting and vote. Merely attending the Annual Meeting will not by itself revoke a proxy; you must obtain a ballot and vote your shares to revoke the proxy.

VOTE REQUIRED BY APPROVAL

SHARES ENTITLED TO VOTE. On May 15, 2000 (also referred to as the "Record Date"), 15,495,000 shares of Common Stock were issued and outstanding, each of which is entitled to one vote on each of the proposals.

QUORUM. The quorum requirement for holding the meeting and transacting business is a majority of the outstanding shares present in person or represented by proxy and entitled to be voted. A quorum will be present if 7,747,500 votes are represented at the Annual Meeting, either in person (by the shareholders) or by proxy. If a quorum is not present, a vote cannot occur. Both abstentions and broker non-votes are counted as present for the purposes of determining the presence of a quorum.

VOTES REQUIRED. In the election of directors, the five persons receiving the highest number of "FOR" votes will be elected. All other proposals require the affirmative "FOR" vote of a majority of those shares present and entitled to vote. If you are a beneficial owner and do not provide the shareowner of record with voting instructions, your shares may constitute broker non-votes. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal and will not be considered votes cast for the foregoing purposes. Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (1) the broker has not received voting instructions from the beneficial owner, and (2) the broker lacks discretionary voting power to vote such shares.

ADDITIONAL INFORMATION

      We are mailing our Annual Report for the fiscal year ended December 31, 1999, including consolidated financial statements, to all shareholders entitled to vote at the Annual Meeting together with this proxy statement. The Annual Report does not constitute a part of the proxy solicitation material. The Annual Report tells you how to get additional information about NetCreations.

--------------------------------------------------------------------------------

                                   PROPOSAL 1:
                              ELECTION OF DIRECTORS

       Nominees for election to the Board of Directors are:

           Rosalind B. Resnick
           Ryan Scott Druckenmiller
           Mitchell York
           Michael Levy
           Gregory W. Slayton


       Each director will be elected to serve for a one-year term, unless he or she resigns or is removed before his or her term expires, or until his or her replacement is elected and qualified. Each of the five nominees is currently a member of the Board of Directors and has consented to serve as a director if re-elected. More detailed information about each of the nominees is available in the section of this proxy statement titled "Directors and Executive Officers," which begins on page 14.

       If any of the nominees cannot serve for any reason (which is not anticipated), the Board of Directors may designate a substitute nominee or nominees; however, if the nominee is a designee of a party to the shareholders agreement, then the substitute nominee will be designated by the respective entity who designated the vacating representative. If a substitute is nominated, we will vote all valid proxies for the election of the substitute nominee or nominees. Alternatively, the Board of Directors may also decide to leave the board seat or seats open until a suitable candidate or candidates are located, or it may decide to reduce the size of the Board.

       The Board of Directors of the Company has established the size of the board at five members. Proxies for the Annual Meeting may not be voted for more than the five nominees named.

RECOMMENDATION

       The Board of Directors recommends a vote "FOR" each of the nominees to the Board of Directors.

--------------------------------------------------------------------------------

                                   PROPOSAL 2:
          APPROVE THE AMENDMENTS TO THE NETCREATIONS, INC.STOCK OPTION
        PLAN, INCLUDING AN INCREASE IN THE NUMBER OF OPTIONS AUTHORIZED
                    FOR ISSUANCE FROM 1,170,000 to 3,000,000

         Our Stock Option Plan became effective July 22 1999 (our "Stock Option Plan"). On January 24, 2000 and May 15, 2000, our Board of Directors approved an amendment to our Stock Option Plan for the purpose of increasing the number of shares of common stock authorized for issuance under our Stock Option Plan from 1,170,000 to 3,000,000 shares. In addition on May 15, 2000, the Board of Directors approved an amendment to our Stock Option Plan to increase the number of options that may be granted to an individual under the Stock Option Plan from 468,000 options to purchase our common stock over the term of the plan to 500,000 options to purchase our common stock in any one of our fiscal years. Each of these proposed amendments to the 1999 Stock Option Plan will become effective retroactively to January 1, 2000 upon shareholder approval.

         The Board of Directors has granted 1,098,000 of the 1,170,000 options to purchase our common stock that are authorized for issuance under our Stock Option Plan. Subject to shareholder approval, the Board of Directors has granted an additional 685,000 options to purchase our common stock to new employees, including 500,000 to Mitchell York, 100,000 to Brian Burlant, and 85,000 to Nicole Comeforo, all of whom are officers of our company. Upon approval by our shareholders of the increase in the number of options authorized for issuance under our Stock Option Plan, options to purchase 1,217,000 shares of our common stock will remain available for future grants.

         The amendment to increase the number of authorized options available under our Stock Option Plan will permit a sufficient reserve of options to be available in order to attract and retain qualified and competent directors, managers, key employees and consultants through the encouragement of stock ownership in our company. The amendment to increase the number of options that may be granted to an individual in each of our fiscal years will permit us to offer a sufficient number of options to attract and retain key employees.

RECOMMENDATION

       The Board of Directors unanimously recommends a vote "FOR" the approval of the proposed amendments to our Stock Option Plan.

                    SUMMARY OF THE AMENDED STOCK OPTION PLAN

         The following description is a summary of our Stock Option Plan. For more detailed information, you should read the full text of our Stock Option Plan, which is included as Appendix A at the end of this booklet.

         General: Our Stock Option Plan provides for the grant of options intended to qualify as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended, and non-qualified stock options. The maximum term of any stock option granted under our Stock Option Plan is ten years, except that with respect to incentive stock options granted to a person possessing more than 10% of our combined voting power, the term of their options shall be for no more than five years. The aggregate fair market value on the date of grant of the common stock for which incentive stock options are exercisable for the first time by an employee during any calendar year may not exceed $100,000. Also, upon shareholder approval, the aggregate number of options granted to any one individual may not exceed 500,000 options to purchase our common stock in any one of our fiscal years. This limit is subject to adjustments to reflect any stock dividends, split-ups, recapitalizations, mergers, consolidations, business combinations or exchanges of shares and the like.

         Purpose. The purpose of our Stock Option Plan is to advance the interests of our company by providing incentives to attract and retain qualified and competent persons who provide management services through the encouragement of stock ownership in our company by such persons.

--------------------------------------------------------------------------------

         Shares Available under the Plan: Upon approval by the shareholders, an aggregate of 3,000,000 options to purchase our common stock will be authorized and 1,217,000 options to purchase our common stock will be available for issuance. This limitation is subject to adjustment to reflect any stock dividends, split-ups, recapitalizations, mergers, consolidations, business combinations or exchanges of shares and the like. If any options to purchase our common stock under the Stock Option Plan expire or terminate unexercised, become unexercisable or are forfeited or otherwise terminated, the options shall thereafter be available for further awards under the Stock Option Plan. As of May 12, 2000, the fair market value of a share of our common stock, determined by the last reported sale price per share of our common stock on such date, as quoted on the Nasdaq National Market, was $30.50.

         Administration: Our Stock Option Plan is administered by our Board of Directors or by such committee or committees, consisting of independent members of our Board of Directors, as may be appointed by our Board of Directors from time to time (our Board of Directors, or such committee or committees are referred to as the "Administrator"). The Administrator has full power and authority to take all actions necessary to carry out the purpose and intent of our Stock Option Plan, including, but not limited to, the authority to: (i) determine the eligible persons to whom, and the time or times at which options are granted; (ii) determine the types of options to be granted; (iii) determine the number of shares to be covered by or used for reference purposes for each option grant; (iv) determine the exercise price of each option granted and (v) adopt rules and regulations for carrying out the provisions of our Stock Option Plan.

         In the event of changes in our common stock by reason of any stock dividend, split-up, recapitalization, merger, consolidation, business combination or exchange of shares and the like, the Administrator shall, in its discretion, make appropriate adjustments to the number of options covering shares of our common stock reserved for issuance, exercise price covering options issued, and shall, in its discretion, and without the consent of holders of options, make any other adjustments in options which have been granted as the Administrator, in its sole discretion, determines to be necessary or appropriate.

         Participation: Participation in our Stock Option Plan will be open to all of our employees, officers, and directors and consultants, as may be determined by the Administrator from time to time. As of May 15, 2000, all of our directors, both of our two non-employee directors, and approximately 62 employees and consultants were eligible to participate in our Stock Option Plan.

         Exercise Price. The exercise price of incentive stock options granted under our Stock Option Plan must be at least equal to the fair market value of our common stock on the date of grant. However, for any employee holding more than 10% of our combined voting power, the exercise price must be at least 110% of the fair market value of our common stock. The exercise price of non-qualified stock options is set by the Administrator. The exercise price may be paid in cash, through a tendering a sufficient number of shares our common stock received by the option holder upon exercise equal to the aggregate exercise price or by any other means the Administrator approves.

         Vesting of Options. The options granted under the plan shall vest as determined by the Administrator. Options shall fully vest upon the occurrence of a change of control of our company.

         Amendment and Termination. Our Administrator may amend, modify or terminate the Stock Option Plan at any time as long as such amendment, modification or termination does not impair vesting rights of plan participants. The Stock Option Plan will terminate on July 22, 2009, unless terminated earlier by the Board of Directors.

Federal Income Tax Consequences

         The following is a general summary of the current federal income tax treatment of stock options, which are authorized to be granted under our Stock Option Plan, based upon the current provisions of the Internal Revenue Code and regulations promulgated thereunder.

--------------------------------------------------------------------------------

         Incentive Stock Options: Incentive stock options under our Stock Option Plan are intended to meet the requirements of the Internal Revenue Code Section
422. No tax consequences result from the grant of the option. If an option holder acquires stock upon the exercise, no income will be recognized by the option holder for ordinary income tax purposes (although the difference between the option exercise price and the fair market value of the stock subject to the option may result in alternative minimum tax liability to the option holder) and we will be allowed no deduction as a result of such exercise, provided that the following conditions are met: (a) at all times during the period beginning with the date of the granting of the option and ending on the day three months before the date of such exercise, the option holder was our employee or of a subsidiary and (b) the option holder makes no disposition of the stock within two years from the date the option is granted nor within one year after the stock is transferred to the option holder. The three-month period is extended to one year in the event of disability and is waived in the event of death of the employee. In the event of a sale of such stock by the option holder after compliance with these conditions, any gain realized over the price paid for the stock ordinarily will be treated as capital gain, and any loss will be treated as capital loss, in the year of the sale.

         If the option holder fails to comply with the employment requirement discussed above, the tax consequences will be the same as for a nonqualified option, discussed below. If the option holder fails to comply with the holding period requirements discussed above, the option holder will recognize ordinary income in an amount equal to the lesser of (i) the excess of the fair market value of the stock on the date the option was exercised over the exercise price or (ii) the excess of the amount realized upon such disposition over the adjusted tax basis of the stock. Any additional gain ordinarily will be recognized by the option holder as capital gain, either long-term or short-term, depending on the holding period of the shares. If the option holder is treated as having received ordinary income because of his or her failure to comply with either condition above, an equivalent deduction will be allowed to us in the same year.

         Nonqualified Stock Options: No tax consequences result from the grant of the option. An option holder who exercises a nonqualified stock option with cash generally will realize compensation taxable as ordinary income in an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise, and we will be entitled to a deduction from income in the same amount in the fiscal year in which the exercise occurred. The option holder's basis in such shares will be the fair market value on the date income is realized, and when the holder disposes of the shares he or she will recognize capital gain or loss, either long-term or short-term, depending on the holding period of the shares.

         Disallowance of Deductions: The Internal Revenue Code disallows deductions for publicly held corporations with respect to compensation in excess of $1,000,000 paid to the corporation's chief executive officer and its four other most highly compensated officers. However, compensation payable solely on account of attainment of one or more performance goals is not subject to this deduction limitation if the performance goals are objective, pre-established and determined by a compensation committee comprised solely of two or more outside directors, the material terms under which the compensation is to be paid are disclosed to the stockholders and approved by a majority vote, and the compensation committee certifies that the performance goals and other material terms were in fact satisfied before the compensation is paid. Under this exception, the deduction limitation does not apply with respect to compensation otherwise deductible on account of stock options and stock appreciation rights granted at fair market value under a plan which limits the number of shares that may be issued to any individual and which is approved by the corporation's stockholders.

       INCORPORATION BY REFERENCE

       The foregoing is only a summary of the Stock Option Plan and is qualified in its entirety by reference to its full text, a copy of which is attached as Appendix A.

--------------------------------------------------------------------------------

                                 PROPOSAL NO. 3:
        APPROVE THE NETCREATIONS, INC. 2000 EMPLOYEE STOCK PURCHASE PLAN

       On May 15, 2000, the Board of Directors adopted the NetCreations, Inc. 2000 Employee Stock Purchase Plan (which we refer to as the ESPP), and reserved one million 1,000,000 shares increasing annually by 200,000 shares for issuance under the ESPP, subject to stockholder approval within 12 months of Board approval.

       At the annual meeting, you are being asked to approve the ESPP and the Board's reservation of shares under the ESPP for the purpose of qualifying such shares for special tax treatment under Internal Revenue Code Section 423.

RECOMMENDATION

       Our Board of Directors recommends a vote "FOR" the approval of the NetCreations, Inc. 2000 Employee Stock Purchase Plan and the reservation of shares for issuance under that plan.

                               SUMMARY OF THE ESPP

       The ESPP will provide our employees with an opportunity to become owners in us through a convenient arrangement for purchasing shares of common stock. If approved by our shareholders, the ESPP will become effective July 1, 2000. The following is a summary of the ESPP. For more detailed information, you should read the full text of the ESPP, which is included as Appendix B at the end of this booklet.

       GENERAL

       Purpose. The ESPP offers eligible employees the opportunity to purchase shares of our common stock through after-tax payroll withholding. The ESPP is intended to permit employees to acquire an equity interest in us thereby providing them with an incentive to work for our growth and success. We will use the funds we receive under the ESPP for any general corporate purpose.

       Eligibility. All full time employees are eligible to participate in the ESPP, except (1) employees who have not satisfied whatever waiting period the Compensation Committee sets at the beginning of the payroll deduction period and
(2) employees who hold 5% or more of our common stock. No non-employee directors are eligible to participate in the ESPP. As of May 15, 2000, there were approximately 62 employees who would be eligible to participate in the ESPP if it had then been in effect, and if the Compensation Committee did not require any waiting period.

       Shares Available Under the ESPP. If approved, the ESPP would authorize us to issue up to one million (1,000,000) shares of common stock from authorized but unissued shares or from stock owned by us, including stock purchased on the market. The number of shares initially authorized will automatically increase by 200,000 shares each year on December 31 beginning December 31, 2001. The number of shares we are authorized to issue under the ESPP automatically adjusts for stock dividends, stock splits, reclassifications and other changes affecting the common stock.

       Administration. The Compensation Committee of our Board of Directors administers the ESPP. The Compensation Committee may delegate this authority. The Compensation Committee has the authority and discretion to specify the terms and conditions of stock purchases by employees under the ESPP (within the limitations of the ESPP) and to otherwise interpret and construe the terms of the ESPP and any related agreements. Under the ESPP, the Compensation Committee (or the Board of Directors) can lengthen or shorten the payroll deduction periods, increase the purchase price for shares, or make other administrative adjustments. The ESPP also specifically provides for indemnification of the Compensation Committee, other directors, and agents for actions taken with respect to the ESPP.

--------------------------------------------------------------------------------

OPTIONS GRANTED UNDER THE ESPP

       How Options Are Granted. On the first day of each payroll deduction period, a participating employee will automatically receive options to purchase a number of shares of our common stock with money that is withheld from his or her paycheck. The number of shares available to the participating employee will be determined at the end of the payroll deduction period by dividing (1) the total amount of money withheld during the payroll deduction period by (2) the exercise price of the options (as described below). Options granted under the ESPP to employees will be automatically exercised to purchase shares on the last day of the payroll deduction period, unless the participating employee has, at least thirty days earlier or by such other deadline as the Compensation Committee sets, requested that his or her payroll contributions stop. The Compensation Committee will determine the treatment of fractional shares. Any cash accumulated in an employee's account for a period in which an employee elects not to participate will be distributed to the employee.

       Exercise Price. The initial exercise price for options under the ESPP will be 85% of the lesser of the fair market value of the common stock as of the first day of the payroll deduction period and as of the last day of that period. The Compensation Committee may increase the exercise price before a payroll deduction period begins. No participant can purchase more than $25,000 worth of NetCreations common stock in all payroll deduction periods ending during the same calendar year. The closing price of a share of our common stock, as reported on May 12, 2000 was $30.50.

       Election to Participate. Participating employees must elect before the beginning of a given payroll deduction period to participate, although a prior election will carry over until revoked.

       Termination of Service. If an employee's employment ends for any reason, including death, any cash accumulated in the employee's account will be distributed, and the employee will immediately cease to participate in the ESPP, unless the Compensation Committee specifies some other treatment.

       Other Information. All options granted under the ESPP will be evidenced by participation agreements or other approved documentation. The Compensation Committee has broad discretion to determine the timing, amount, exercisability, and other terms and conditions of options granted to employees. No options granted or funds accumulated under the ESPP are assignable or transferable other than by will or in accordance with the laws of descent and distribution. The Compensation Committee may impose restrictions on sale of the stock or require the stock to be held at a particular broker.

AMENDMENT OR TERMINATION OF THE ESPP

       The Board of Directors may amend or terminate the ESPP at any time and from time to time. Shareholder approval is required for any changes if such approval is required to preserve the ESPP's status as a plan under section 423 of the Internal Revenue Code. Absent extension by the Board with shareholder approval, no payroll deduction period will end after June 30, 2010.

TAX CONSEQUENCES

       The following summarizes the material federal income tax consequences of participation in the ESPP. It does not cover employment taxes except as specified, nor does it cover other federal, state, local, or foreign tax consequences, if any.

       The ESPP is intended to qualify for the favorable federal income tax treatment provided under Section 423 of the Internal Revenue Code.

       A participant's withheld compensation will be post-tax. In other words, the participant will be taxed on amounts withheld for the purchase of shares of our common stock as if he or she had instead received his or her full salary or wages. Other than this, no income will be taxable to a participant until disposition of the shares acquired, and the method of taxation will depend upon how long the shares were held before disposition. However, liability for Social Security (and Medicare) tax may also be incurred with respect to the excess of

--------------------------------------------------------------------------------
the value of the stock over the exercise price when the shares are purchased at the end of the payroll deduction period.

       If the purchased shares of common stock are disposed of more than two years after the beginning of the applicable payroll deduction period and more than one year after the exercise date, or if the participant dies at any time while holding the stock, then the lesser of (a) the excess of the fair market value of the stock at the time of such disposition or death over the purchase price or (b) the discount element (up to 15% of fair market value of the stock as-of the beginning of the applicable offering period) will be treated as ordinary income. Any further gain or any loss will be taxed as a long-term capital gain or loss. Net long-term capital gains for individuals are currently subject to a maximum marginal federal income tax rate that is less than the maximum marginal rate for ordinary income.

       If the participant sells or disposes of the stock before the expiration of either of the holding periods described above (a "disqualifying disposition"), then the excess of the fair market value of the stock on the exercise date over the exercise price will be treated as ordinary income at the time of such disposition. We may, in the future, be required to withhold income taxes relating to such ordinary income from other payments made to the participant. The balance of any gain on a sale will be treated as capital gain. Even if the stock is sold for less than its fair market value on the exercise date, the same amount of ordinary income is attributed to the participant, and a capital loss is recognized equal to the difference between the sales price and the fair market value of the stock on the exercise date. Any capital gain or loss will be long- or short-term depending on whether the stock has been held for more than one year.

       There are no federal income tax consequences to us by reason of the grant or exercise of rights under the ESPP. We will, in general, be entitled to a deduction to the extent amounts are taxed as ordinary income to a participant by reason of a disqualifying disposition of the purchased shares of stock, but will not be entitled to a deduction in respect of the ordinary income realized by a participant upon later disposition, or realized upon death. The Company's deduction may be limited under Internal Revenue Code Section 162(m) and may be subject to disallowance for failure to report the optionee's income (which could arise if an optionee does not notify the Company of the sale of stock in a disqualifying disposition).

       INCORPORATION BY REFERENCE

       The foregoing is only a summary of the ESPP and is qualified in its entirety by reference to its full text, a copy of which is attached as Appendix B.

--------------------------------------------------------------------------------

                                   PROPOSAL 4:
                      RATIFICATION OF INDEPENDENT AUDITORS

       The Board of Directors has appointed Grant Thornton, LLP, an international accounting firm of independent certified public accountants, to act as independent accountants for the Company for 2000. The Board believes that Grant Thornton's experience with and knowledge of NetCreations are important and we would like to continue this relationship. Grant Thornton, LLP has advised us that the firm does not have any direct or indirect financial interest in us, nor has such firm had any such interest in us since its inception in 1995 other than its capacity as our independent certified public accountants.

       A representative of Grant Thornton, LLP is expected to attend our Annual Meeting. The Grant Thornton, LLP representative will have the opportunity to make a statement if he or she desires to do so and will be able to respond to appropriate questions from shareholders.

       RECOMMENDATION

       The Board of Directors recommends a vote "FOR" ratification of the appointment of Grant Thornton, LLP.

--------------------------------------------------------------------------------

                  BENEFICIAL OWNERSHIP OF COMPANY COMMON STOCK
                BY DIRECTORS, OFFICERS AND PRINCIPAL SHAREHOLDERS

         For the purposes of calculating percentage ownership as of May 15, 2000, 15,495,000 shares were issued and outstanding and, for any individual who beneficially owns shares represented by options exercisable on or before July 15, 2000, these shares are treated as if outstanding for that person, but not for any other person. Unless otherwise indicated, the address of each of the individuals and entities named below is: c/o NetCreations, Inc., 379 West Broadway, Suite 202, New York, New York 10012.

       The following table sets forth certain information with respect to beneficial ownership of our common stock as of May 15, 2000, as to:

       - each person known by us to own beneficially more than 5% of our outstanding common stock;

       - each of our directors and executive officers; and

       - all our directors and executive officers as a group.

                                                            Beneficial Ownership
                                                                 of Shares
                           Name                              Number      Percent
                           ----                              ------      -------
             Rosalind B. Resnick                            5,740,500    36.3%
             Ryan Scott Druckenmiller                       5,530,035    35.0%
             Mitchell York (1)                                133,332      *
             Gary Sindler (1)                                  39,000      *
             Scott Wolf (1)                                    33,333      *
             Allison Fillmore                                       -      *
             Tej Anand                                              -      *
             Brian Burlant                                          -      *
             Michael Levy (1)                                  49,999      *
             Gregory W. Slayton (1)                            49,999      *
             All directors and executive
               officers as a group (10 persons)            11,576,198    73.3%

         * Less than 1% of the outstanding common stock

         (1) Consists of options to purchase shares of common stock which are exercisable within 60 days following the issuance of this proxy statement

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

       Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires our officers (as defined in regulations issued by the
SEC) and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish us with copies of all
Section 16(a) forms they file.

       Based solely on a review of copies of such reports of ownership furnished to us, we believe that during the past fiscal year all filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

--------------------------------------------------------------------------------

                        DIRECTORS AND EXECUTIVE OFFICERS

Set forth below is certain information relating to our executive officers and directors.


                  Name                      Age                 Position
                  ----                      ---                 --------

       Rosalind B. Resnick                   40         Chief Executive Officer,
                                                        Chairman of the Board of
                                                        Directors, and Treasurer
       Ryan Scott Druckenmiller              30         Chief Technology
                                                        Officer, Vice President,
                                                        Secretary and Director
       Mitchell York                         43         President, Chief
                                                        Operating Officer and
                                                        Director
       Gary Sindler                          53         Chief Financial Officer
       Scott Wolf                            45         Senior Vice President,
                                                        Sales and Business
                                                        Development
       Allison Fillmore                      42         Senior Vice President,
                                                        Marketing
       Tej Anand                             37         Chief Information
                                                        Officer
       Brian Burlant                         40         Senior Vice President,
                                                        General Counsel
       Michael Levy (1)(2)                   53         Director
       Gregory W. Slayton (1)(2)             40         Director

   (1) Member of Audit Committee
   (2) Member of Compensation Committee

       Rosalind B. Resnick has served as our Chief Executive Officer, President and Chairman of our board of directors since our inception. In September 1995, Ms. Resnick developed America Online's NetGirl Forum, a dating and relationships area of the America Online service that she hosted until September 1996. Ms. Resnick began her career in the newspaper industry in 1980 as an intern at the Baltimore Sun. From 1984 to 1989, Ms. Resnick worked as a business writer at The Miami Herald. Her articles have appeared in Internet World, NetGuide, Computer Life, PC Today, Home Office Computing, and other leading computer magazines. In 1995, she co-authored The Internet Business Guide, and from 1994 to 1997, she served as the editor and publisher of Interactive Publishing Alert, a semi-monthly newsletter tracking trends and developments in online publishing and advertising. She is also a contributing editor to Phillips' Interactive P.R. and Marketing News Newsletter. Ms. Resnick received B.A. and M.A. degrees from Johns Hopkins University.

       Ryan Scott Druckenmiller has served as our Chief Technology Officer and a member of our board of directors since our inception. Mr. Druckenmiller is an award-winning Web programmer who created the software that powers www.postmasterdirect.com's online list store, list member sign-up process, and list owner accounting system. Mr. Druckenmiller's prolific software output also includes the PostMaster URL Announcement Service, which submits Web sites to over 400 leading search engines and directories; PostMaster BannerNet, a free banner network; TrackBot, an advertising tracking tool, and PinPoint, a personalized search engine interface. Prior to joining NetCreations, from 1990 to 1995, Mr. Druckenmiller developed video games for the Amiga platform and published an Amiga newsletter, providing software and information for Amiga computer users.

       Mitchell York has been a member of our board of directors since October 1999 and our President and Chief Operating Officer since January 2000. He previously served as President of LendingTree, Inc., a leading online loan marketplace, from September 1998 to September 1999. During that time he oversaw LendingTree's marketing, technology and other key business areas. Prior to this,

--------------------------------------------------------------------------------

Mr. York was, for 17 years, an executive of CMP Media Inc., a worldwide technology information and marketing services company. As vice president of CMP's Internet division, he lead the company's entry into online media by launching TechWeb, an information service for information technology professionals. Prior to launching TechWeb, Mr. York was a publisher of several of CMP's major technology titles, including VARBusiness magazine. He also was the founding editor of the company's Travel division, which was later sold to Miller Freeman. Mr. York received a bachelor's degree with honors from Northwestern University and an M.B.A. from the Columbia Graduate School of Business.

       Gary Sindler has been our Chief Financial Officer since June 1999. From February 1999 to June 1999, Mr. Sindler was a consultant to FTI Consulting, Inc., a provider of litigation, applied sciences and expert financial consulting services based in Annapolis, Maryland. From July 1996 to February 1999, Mr. Sindler was Executive Vice President, Secretary and Chief Financial Officer of FTI. From August 1993 to July 1996, Mr. Sindler was Chief Financial Officer of Aon Risk Services, Inc. of New York. Prior to 1993, he held various senior-level positions in finance and administration with Willis Corroon, PLC and Alexander & Alexander Services Inc., two international insurance brokerage firms. Mr. Sindler holds a B.S. degree in accounting from the University of Baltimore and is a certified public accountant.

       Scott Wolf joined us as our Senior Vice President, Sales and Business Development in January 2000. Previously Mr. Wolf was chief operating officer at EarthCam, a leading portal of live images on the Internet, where under his day-to-day operations and new business leadership, the company's sales tripled. Mr. Wolf spent 18 years at CMP Media Inc. where he held various senior level positions including VP Group Publisher and Publishing Director of CMP's first paid magazine, Windows Magazine. He holds a B.A. from University of Pennsylvania, MBA from NYU's Stern School of Business.

       Allison Fillmore joined us as Senior Vice President of Marketing in February 2000. Since November 1998, she was the Vice President of Marketing at MarketXT, Inc. a start up, after-hours online trading company. From October 1994 to November 1998 Ms. Fillmore founded Smartgirls....because it's fun to be smart, an entrepreneurial venture. During this time she also worked as a consultant and further pursued her education. From 1989 to September 1994, she was the Corporate Vice President for PaineWebber's Resource Management Account. While at PaineWebber she strategically positioned and launched several products. Ms. Fillmore earned a BA in Comparative Literature from Columbia University where she graduated Cum Laude.

       Tej Anand joined us in February 2000 as the Chief Information Officer. Since 1998, he held a similar position at Golden Books Family Entertainment where he was responsible for overseeing systems development and computer operations for the company. From 1993 to 1998, Mr. Anand was Director of Knowledge Discovery Solutions at NCR's Human Interface Technology Center. Mr. Anand worked for A. C. Nielsen, where he developed two novel data mining tools, "Spotlight" and "Opportunity Explorer," that extract business insights from retail point-of-sale data. He is a member of the IEEE, the American Association of Artificial Intelligence and the American Statistical Association. He has authored several technical papers and is often invited to speak to technical and business audiences. Mr. Anand received a Bachelor of Technology degree from Indian Institute of Technology, Bombay, India and a Master of Science degree from the University of South Carolina.

       Brian Burlant joined us in April 2000 as our Senior Vice President, General Counsel. Previously, Mr. Burlant was Assistant General Counsel-International with Avon Products, Inc., the international beauty/direct selling company, where he counseled on establishing various strategic ventures and new businesses, among other matters, in the U.S., Europe, Asia, Latin America and Africa. Before that, he was counsel to Times Mirror Magazines and practiced law with a major New York law firm. Mr. Burlant holds a B.S. with honors from the Wharton School, a B.A. with honors from the University of Pennsylvania and a J.D. from The George Washington University.

       Michael Levy has been a member of our board of directors since October 1999. He has served as the President, Chief Executive Officer and Chairman of the Board of SportslineUSA, Inc. since its inception in February 1994. From 1979 through March 1993, Mr. Levy served as President, Chief Executive Officer and as

--------------------------------------------------------------------------------
a Director of Lexicon Corporation, a high technology company specializing in data communications and signal processing technology. From January 1988 to June 1993, Mr. Levy also served as Chairman of the Board and Chief Executive Officer of Sports-Tech International, Inc., a company engaged in the development, acquisition, integration, and sale of computer software, equipment, and computer-aided video systems used by professional, collegiate and high school sports programs. Between June 1993 and February 1994 Mr. Levy was a private investor. Mr. Levy also serves as a member of the board of directors of iVillage Inc. Mr. Levy received a B.S. in Electrical Engineering from the Georgia Institute of Technology.

       Gregory W. Slayton has been a member of our board of directors since October 1999. He has served as President, Chief Executive Officer and a member of the board of directors of ClickAction Inc. since December 1997. From March 1996 to July 1997, Mr. Slayton was the President, Chief Operating Officer, and Director of ParaGraph International. In August 1994, Mr. Slayton co-founded Worlds, Inc. and served as Senior Vice President and Chief Financial Officer until November 1995. Prior to founding Worlds, Inc., Mr. Slayton served as Vice President and Chief Financial Officer of Paramount Technology Group of Paramount Communications Inc. Mr. Slayton was also a management consultant with McKinsey & Company for four years. Mr Slayton serves on the board of directors of inTest Corporation, and he is on the board of directors of Opportunity International, a non-profit organization. Mr. Slayton holds a B.A. in Economics from Dartmouth College and an M.B.A. from Harvard Business School.

           MEETINGS OF THE BOARD OF DIRECTORS AND STANDING COMMITTEES

Board Composition

       We currently have five directors. Each director is elected at the annual general meeting of our shareholders, by a vote of the holders of a plurality of the voting power represented at such meeting. Each director holds office until the annual general meeting of our shareholders or until his or her successor has been elected.

       Our non-management directors serve on the audit committee and the compensation committee of the board. The executive officers serve at the discretion of the board.

       The Board of Directors held a total of 7 meetings during 1999. All of the directors attended both meetings of the Board of Directors and all committees of the Board of Directors on which he or she served.

Board Committees

       The Board of Directors currently consists of five members. The standing committees of the Board of Directors consist solely of a Compensation Committee and an Audit Committee.

       The Compensation Committee consists of Messrs. Levy and Slayton, each of whom are independent directors. Although the Compensation Committee did not meet during 1999, it met in March 2000. This committee recommends, reviews and oversees the salaries, benefits and stock option plans for our employees, consultants, directors and other individuals compensated by us. The compensation committee also administers our compensation plan.

       The Audit Committee consists of Messrs. Levy and Slayton, each of whom are independent directors. Although the Audit Committee did not meet during 1999, it met once in March, 2000 to discuss the year end audit process with Grant Thornton LLP. The Audit Committee makes recommendations to the Board of Directors with respect to various auditing and accounting matters, including the recommendation of our auditors, the scope of the annual audit, fees to be paid to the auditors, the performance of our independent auditors and our accounting practices. The audit committee has responsibility for, among other things, the planning and review of our annual audit and periodic reports and accounts and the involvement of our auditors in that process, focusing particularly on compliance with legal requirements and accounting standards and the related rules of the Nasdaq Stock Market, the Securities and Exchange Commission of the United States, and the establishment of an effective system of internal accounting controls. The Board of Directors adopted a written charter for the

--------------------------------------------------------------------------------

Audit Committee on May 15, 2000 which is attached to the Proxy Statements as Appendix C.

Audit Committee Report

         In March 2000, the Audit Committee met with management to review and discuss the audited financial statements. In addition, the Audit Committee had discussions with Grant Thornton LLP, regarding the matters required by the Codification of Statements on Auditing Standards No. 61. The audit committee has received the written disclosures and a letter from Grant Thornton LLP as required by Independence Standards Board Standard No. 1. "Independence Discussions with Audit Committees", and has discussed with Grant Thornton their independence. Based upon the review and discussions referred to above, the audit committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report for the year ended December 31, 1999.

       This Report shall not be deemed incorporated by reference in any document previously or subsequently filed with the Securities and Exchange Commission that incorporates by reference all or any portion of this proxy statement, unless the report is specifically incorporated by reference.

                                                     Michael Levy
                                                     Gregory W. Slayton

Director Compensation

         None of our directors receive cash compensation for their service on our board of directors, although our management directors receive cash compensation for their services as our officers. All directors, however, are reimbursed for reasonable expenses incurred in connection with serving as a director. We have granted options, effective as of October 8, 1999, to purchase 100,000 shares of our common stock to each of our non-management directors at the time, Messrs. Levy, Slayton and York, at an exercise price of $10.00 per share. On January 6, 2000, Mr. York also became the Company's President and Chief Operating Officer. One-third of the options granted to these three directors vested upon the consummation of our initial public offering. The remaining two-thirds vest in equal installments on each of the next eight quarterly anniversaries following the consummation of our initial public offering. We anticipate that our board of directors will hold regularly scheduled meetings quarterly.

--------------------------------------------------------------------------------

Executive Compensation

         The following table sets forth all compensation received during the indicated years by our Executive Officers in their indicated capacities as officers. In these fiscal years we had no other executive officers and no other employee earned in excess of $100,000.

                           Summary Compensation Table

                                                                               Long-Term
                                                                             Compensation
                                                                                Awards
                                                                              Securities
            Name and                                                          Underlying        All Other
       Principal Position               Salary            Bonus     Other       Options      Compensation(1)
       ------------------               ------            -----     -----       -------      ---------------
                                          Annual Compensation
                                          -------------------
Rosalind Resnick,                 1999 $157,292           $60,000     -            -        1999  $1,999,633
Chief Executive Officer and       1998 $185,000              -        -            -        1998    $155,000
Chairman of the Board of          1997 $120,000              -        -            -        1997     $96,800
Directors........................ 1999 $157,292           $60,000     -            -        1999  $1,922,000

Ryan Scott Druckenmiller,         1998 $185,000              -        -            -        1998     155,000
Chief Technology Officer and      1997 $120,000              -        -            -        1997     $96,880
member of the Board of Directors. 1999 $ 85,865           $37,500     -         117,000     1999        -


Gary Sindler,                     1998     -                 -        -            -        1998        -
Chief Financial Officer           1997     -                 -        -            -        1997        -


(1) Includes contributions to our pension plan of $20,000, $30,000 and $30,000 for the benefit of each of Ms. Resnick and Mr. Druckenmiller in 1999, 1998 and 1997, respectively. Also includes distributions to the shareholders that were made in accordance with our election to be taxed as an S corporation. Such distributions are common for S corporations.


Option Grants in Last Fiscal Year

         The following table shows information regarding stock options granted to the named executive officers during the year ended December 31, 1999. No stock appreciation rights were granted to these individuals during the year.

                                Number of       % of Total                             Potential Realizable Value at Assumed
                                  Shares         Options       Exercise                      Annual Rates of Stock Price
                                Underlying      Granted to       Price                        Appreciation for Option
                                 Options       Employees in       per   Expiration                    Term ($)
           Name                  Granted        Fiscal Year      Share     Date          0%           5%           10%
           ----                  -------        -----------      -----     ----          --           --           ---
Rosalind B. Resnick                 -              -            -            -            -            -            -
Ryan Scott Druckenmiller            -              -            -            -            -            -            -
Gary Sindler                     117,000          47%         $5.00      June 2004    $936,000    $1,356,000    $1,865,000

--------------------------------------------------------------------------------

Aggregate Option Exercises and Holdings

         The following table sets forth information concerning the options held by each of our named executive officers at December 31, 1999. The values set forth below have been calculated based on the last reported sale price of our common stock on December 31, 1999 of $44.00, less the applicable exercise price per share, multiplied by the number of shares underlying the options.

                                             Number of Shares                     Value of Unexpired
                                          Underlying Unexercised                 In-the-Money options
                                        Options At Fiscal Year End              at Fiscal Year End ($)
                                        --------------------------              ----------------------
           Name                       Exercisable        Unexercisable     Exercisable       Unexercisable
           ----                       -----------        -------------     -----------       -------------
Rosalind B Resnick                         -                   -                -                  -
Ryan Scott Druckenmiller                   -                   -                -                  -
Gary Sindler                               -                117,000             -             $4,563,000

New Plan Benefits

       The following table sets forth the number of options that will be received by or allocated to each of the following individuals or groups if the proposal to increase the number of options authorized under the Stock Option Plan, is approved by the shareholders.

                                                                                      Number of
                      Name                              Position                       Options
                      ----                              --------                       -------
       Rosalind B. Resnick                        Chief Executive Officer,
                                                  Chairman of the Board of                -
                                                  Directors, and Treasurer
       Ryan Scott Druckenmiller                   Chief Technology Officer, Vice
                                                  President, Secretary and                -
                                                  Director
       Gary Sindler                               Chief Financial Officer                 -
       Mitchell York (1)                          President, Chief Operating           500,000
                                                  Officer and Director
       Brian Burlant                              Senior Vice President, General       100,000
                                                  Counsel
       Nicolle Comeforo                           Vice President, Human Resources       85,000

       Total Executive Group                                                           685,000
       Non-Executive Director Group                                                       -
       Non-Executive Officer Employee Group                                               -

(1) Mr. York has been granted a total of 600,000 options to purchase our common stock in connection to his services as our director (100,000 options) and, subsequently, as our President and Chief Operations Officer (500,000 options). As a result of the current limitation under the Stock Option Plan, 132,000 of these options will not become eligible under the Stock Option Plan until our shareholders approve the amended Plan.

Stock Option Information

         Prior to our initial public offering, we granted options, effective as of September 14, 1999 and as of November 11, 1999, to purchase 241,000 shares of our common stock at an exercise price of $5.00 per share under our 1999 Stock Option Plan. Additionally, we granted an additional 5,500 shares at prices less than the fair market value on the date of grant. Those options were granted to our employees other than Ms. Resnick and Mr. Druckenmiller. Those options are

--------------------------------------------------------------------------------
exercisable for a period of five years, but not until they have vested. Those options vest in equal one-third installments on each of the three anniversaries of the date of grant, subject to the optionees' continued employment with us. Ms. Resnick and Mr. Druckenmiller received S corporation distributions until November 15, 1999, when the S corporation status was terminated. Ms. Resnick and Mr. Druckenmiller have received no options or other stock-based compensation. In addition, we have granted options to purchase 100,000 shares of common stock to each of our three directors, Messrs. Levy, Slayton and York, at an exercise price of $10.00 per share. The options granted to these three directors are also exercisable for a period of five years, but not until they have vested. One third of these options vested upon the consummation of our initial public offering on November 12, 1999. The remaining two-thirds of the options vest in equal installments on each of the next eight quarterly anniversaries following our initial public offering. Vesting also depends on their continued service as our directors, subject to acceleration under certain circumstances. All the outstanding options granted to our directors would be accelerated, and all of our other outstanding options may be accelerated, as to vesting and exercisability, in the event of certain transactions, including certain changes in our control, certain mergers and reorganizations, and certain dispositions of substantially all of our assets. The vesting and exercisability of the options issued to the three directors would also be accelerated if those directors are not re-elected to office, except if they are unable to serve or choose not to serve, or if they are removed from office, except for cause or material non-performance of their duties

       Subsequent to our initial public offering, we granted options, effective as of January 6, 2000, to purchase an aggregate of 700,000 shares of our common stock, at an exercise price of $33.25 per share. These options were granted to two of our new executive employees, Mitchell York and Scott Wolf. These options are exercisable for a period of five years, but not until they have vested. Sixteen and two-thirds percent (16.667%) of the options granted to Messrs. York and Wolf, vest on July 6, 2000. The remaining options vest in equal installments on each of the next ten quarterly anniversaries after July 6, 2000, subject to their continued employment with us. In addition, we have granted options, effective as of February 2, 2000, to purchase an aggregate of 350,000 shares of our common stock at an exercise price of $33.50 per share under our 1999 Stock Option Plan to Tej Anand and Allison Fillmore. The options are exercisable for a period of five years, but not until they have vested. Sixteen and two-thirds percent (16.667%) of the options granted to Mr. Anand and Ms. Fillmore, vest on August 2, 2000. The remaining options vest in equal installments on each of the next ten quarterly anniversaries following August 2, 2000, subject to the optionees' continued employment with us. In 2000, we also granted options to purchase 33,000 shares of our common stock to other employees at exercise prices equal to the fair market value on the dates of grant. We have also granted options in April 2000 to purchase an aggregate of 185,000 shares of our common stock at an exercise price of $22.00 per share under our 1999 Stock Option Plan to Brian Burlant and Nicolle Comeforo. These options are exercisable for a period of five years, but not until they have vested. Sixteen and two-thirds percent (16.667%) of the options granted to Mr. Burlant and Ms. Comforo, vest on October 14, 2000. The remaining options vest in equal installments on each of the next ten quarterly anniversaries after October 14, 2000, subject to the optionees' continued employment with us. The options granted to Mitchell York, Brian Burlant, and Nicolle Comeforo are subject to shareholder approval of the increase in the number of options authorized under our Stock Option Plan.


Employment Agreements

       We have entered into one-year employment agreements with six of our technology employees. These agreements are automatically renewable and are terminable by either the employee or us upon 90 days' notice. The remaining non-management employees are employed on an at-will basis. All of our non-management employment arrangements provide, among other things, that each of the employees shall provide services to us on a full-time basis. All of our non-management employees have also entered into agreements with us, which contain restrictive covenants relating to non-competition with us, non-solicitation of our customers, non-dealing with our customers and non-solicitation of our suppliers and employees. In addition, each of these agreements contains an express obligation of confidentiality in respect of our trade secrets and confidential information and provide for us to own any

--------------------------------------------------------------------------------
intellectual property rights created by our employees in the course of their employment.

       We have entered into employment agreements with Rosalind Resnick, as our Chief Executive Officer and Chairman of our board of directors, Ryan Scott Druckenmiller, as our Chief Technology Officer, Mitchell York, as our President, Chief Operating Officer and director, Gary Sindler, as our Chief Financial Officer, Scott Wolf, as our Senior Vice President, Sales and Business Development, Allison Fillmore, as our Senior Vice President, Marketing, Tej Anand, as our Chief Information Officer Brian Burlant as our General Counsel and Nicolle Comeforo as our Vice President, Human Resources. Ms. Resnick's, Mr. Druckenmiller's and Mr. Sindler's agreements expire on December 31, 2002. Messrs. York's and Wolf's agreements expire on January 5, 2003. Ms. Fillmore's and Mr. Anand's agreements expire on February 1, 2003. Mr. Burlant's agreement expires on April 14, 2003 and Ms. Comeforo's agreement expires on April 17, 2003. The executives are entitled to base salaries per annum, initially as follows: Rosalind Resnick, $175,000; Ryan Scott Druckenmiller, $175,000; Mitchell York, $250,000; Gary Sindler, $150,000; Scott Wolf, $200,000; Allison Fillmore, $140,000; Tej Anand, $200,000; Brian Burlant, $165,000; and Nicolle Comeforo, $135,000. The executives are entitled to annual bonuses as the compensation committee of our board of directors may determine based upon their performance and achievement of specified goals to be established and mutually agreed upon by each of them and the compensation committee prior to the beginning of their bonus period as follows: Rosalind Resnick, up to $175,000 per year; Ryan Scott Druckenmiller, up to $175,000 per year; Mitchell York, up to $150,000 per year; Gary Sindler, up to $75,000 per year; Scott Wolf, up to $100,000 per year; Allison Fillmore, up to $60,000 year; Tej Anand, up to $150,000 per year, Brian Burlant up to $70,000 per year, and Nicolle Comeforo, up to $65,000. Ms. Resnick and Mr. Druckenmiller are also entitled to additional performance bonuses, if any, as may be determined from time to time by the compensation committee upon the achievement of performance goals to be mutually agreed upon by each of Ms. Resnick and Mr. Druckenmiller, as the case may be, and the compensation committee. Each of Ms. Resnick and Mr. Druckenmiller have agreed not to compete with us in providing direct email marketing services to third parties for compensation during the term of employment and for at least three years after their employment is terminated other than a termination without cause or a termination during the first year following a change in control. Each of the remaining executives has agreed not to compete with us in providing direct email marketing services to third parties for compensation during the term of employment and for at least two years after their employment is terminated other than a termination without cause or a termination during the first year following a change in control. The executives are entitled to customary medical, life insurance, vacation, and other benefits under each of the agreements. Each of the executives will be eligible to be granted options under our 1999 Stock Option Plan, at the discretion of the committee administering that plan. Pursuant to each of their employment agreements, the executives have been granted stock options as follows: Mitchell York, 500,000; Gary Sindler 117,000; Scott Wolf, 200,000; Tej Anand, 200,000; Brian Burlant, 100,000; Allison Fillmore, 150,000; and Nicolle Comeforo, 85,000 stock options respectively, under our 1999 Stock Option Plan. Mr. York and Mr. Wolf are both also eligible for a contingent grant of another 75,000 stock options, to be granted 25,000 on each of the first, second and third anniversary dates of their employment, and shall be vested immediately upon grant. The strike price will be the average of the closing price of the 5 business days preceding the date of issuance of such grants. Mr. Burlant is also eligible for a contingent grant of another 30,000 stock options, to be granted 10,000 on each of the first, second and third anniversary dates of his employment and shall be vested immediately upon grant. The strike price will be the average of the closing price of the 5 business days preceeding the date of issuance of such grants. Ms. Resnick and Mr. Druckenmiller have not been granted any options. Each of the contracts include customary provisions entitling us to terminate the executive's employment for cause, upon extended disability of the executive, upon the executive's death, and otherwise without cause. Each executive is entitled to terminate the executive's employment upon material breach of the contract by us and without cause upon prior notice to us. The contracts contain customary provisions to protect our confidential information and to ensure that we will own inventions and improvements developed by the executive during the executive's employment activities. Under certain circumstances, the following executives will receive the indicated cash payments in connection with a change in control of our company: Mitchell York, $125,000; Gary Sindler, $150,000; Scott Wolf, $100,000, and Tej Anand, $100,000. Additionally, under certain circumstances, unvested stock options granted to the following executives will become exercisable immediately prior to a change in control: Mitchell York, Gary Sindler, Scott Wolf, Tej Anand, Allison Fillmore, Brian Burlant, and Nicolle Comeforo.

--------------------------------------------------------------------------------

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

       The Compensation Committee of our Board of Directors consists solely of two non-employee directors. The Compensation Committee determines all compensation paid or awarded to our key executive officers, except that our Board has delegated to the Chief Executive Officer, as a Board Committee of one, the ability to grant options to new hires for up to 100,000 shares of our common stock, subject to a duty to report periodically to the Compensation Committee.

       PHILOSOPHY. The Compensation Committee's goal is to recruit and retain an executive team of superior talent. To do so, the Committee attempts to offer competitive and fair compensation that rewards executives for exceptional performance and holds them accountable for our performance. Particular objective factors that the Committee believes are important in assessing performance include growth in our database of email addresses, an increase in our customer base, and growth in net revenue, pre-tax earnings, and earnings per share. Subjective factors the Committee believes are also important in evaluating performance include success in undertaking joint ventures and acquisitions and retention of key employees.

       In establishing appropriate levels for base salary, the Compensation Committee considers the market for senior executives of public companies in businesses comparable to us, based on their own business experience. The Committee also considers the particular officer's overall contributions to us over the past year and previously. Quarterly performance bonuses are based on the Compensation Committee's evaluation of the executive's performance in achieving several specified annual goals. Option grants are designed to reward an executive officer for his overall contribution to and to serve as an incentive to achieve our goal of increasing shareholder value.

       Executive officers' compensation consists primarily of three components:
       (i) base salary, (ii) cash bonus, and (iii) stock options.

       BASE SALARY. The Committee establishes base salaries after considering a variety of factors that determine an executive's value to NetCreations, including the individual's knowledge, experience, and accomplishments and the level of responsibility assumed. The Committee also sets base salaries at levels it considers necessary to retain key employees.

       CASH BONUS. The Committee determined each individual's cash bonus for the fiscal year ended December 31, 1999. Cash bonuses are based on the Committee's overall qualitative evaluation of the performance and accomplishments of each executive officer in achieving various specified goals for the year.

       STOCK OPTIONS. The Committee believes achievement of our goals may be fostered by a stock option program that is tailored to employees who significantly enhance NetCreations' value. Accordingly, during the fiscal year ended December 31, 1999, the Committee granted employees options to purchase 546,500 shares of our common stock. Named Executive Officers received options with respect to 117,000 shares of our Common Stock.

       CHIEF EXECUTIVE OFFICER'S COMPENSATION. For Rosalind B. Resick's services as our Chief Executive Officer and Chairman of the Board of Directors, she received an amount of compensation for 1999 determined in accordance with the compensation policies established by the Compensation Committee. The Committee awarded Ms. Resnick a bonus of $60,000 for the fiscal year ended December 31, 1999. In doing so, it reviewed her employment agreement from before the public offering, considered the successful completion of our initial public offering, the progress in developing new opportunities for NetCreations over the last fiscal year, the success in the recruitment of personnel, and the increase in market development.

       COMPENSATION DEDUCTION LIMIT. The Securities and Exchange Commission requires that this report comment on our policy with respect to a special rule under the tax laws, section 162(m) of the Internal Revenue Code. That section limits, with exceptions described below, the compensation that a corporation can deduct for payments to a chief executive officer and the four other most highly compensated executive officers to $1 million per officer per year. A company can deduct compensation (including from exercising options) in excess of $1 million if it pays the compensation under a plan that its shareholders approve and that is performance-related. Option exercises are typically deductible under such a plan if granted by a committee of outside directors with exercise prices at or

--------------------------------------------------------------------------------
above the market price when granted or if grandfathered because granted before the public offering. The Committee's policy with respect to the compensation deduction limit is to make every reasonable effort to ensure that compensation likely to be received by a senior executive is deductible under section 162(m), while at the same time giving our executives incentives to stay with and enhance NetCreations' value. The Committee believes, however, that compensation exceeding the $1 million deduction limit should not be ruled out where such compensation is justified based on the executive's value to NetCreations and its shareholders. The Committee believes that no executive compensation expenses paid in 1999 will be non-deductible under section 162(m).


                                                     Michael Levy
                                                     Gregory W. Slayton


           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

       None of the members of our Compensation Committee is an officer or employee of ours. None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board of Directors or Compensation Committee.

--------------------------------------------------------------------------------

                             STOCK PERFORMANCE CHART

       As part of proxy statement disclosure requirements mandated by the Securities and Exchange Commission, we are required to provide a five-year comparison of the cumulative total shareholder return on our common stock with that of a broad equity market index and either a published industry index or a peer group index constructed by us. This graph is not deemed to be "soliciting material" or to be "filed" with the SEC or subject to the SEC's proxy rules or to the liabilities of Section 18 of the 1934 Act, and the graph shall not be deemed to be incorporated by reference into any prior or subsequent filing by the corporation under the Securities Act of 1933 or the 1934 Act.

       The following chart compares the yearly percentage change in the cumulative total shareholder return of our common stock since our initial public offering in November 1999 with the cumulative total return on the Nasdaq Stock Market-U.S. Index and the Chase H&Q Internet Index (the peer index). The comparison assumes $100 was invested on November 12, 1999 of our common stock and in each of the above indices with reinvestment of dividends.


                      COMPARISON OF CUMULATIVE TOTAL RETURN
          AMONG NETCREATIONS, INC., THE NASDAQ STOCK MARKET-U.S. INDEX,
                        AND THE CHASE H&Q INTERNET INDEX
                                [OBJECT OMITTED]

                               [GRAPHIC OMITTED]

       ---------------------------------------------------------------------
                                                11/12/99       12/31/99
       ---------------------------------------------------------------------
       NetCreations, Inc.                       $100.00         $338.46
       ---------------------------------------------------------------------
       The Chase H&Q Internet Index             $100.00         $159.83
       ---------------------------------------------------------------------
       Nasdaq Stock Market-U.S. Index           $100.00         $127.27
       ---------------------------------------------------------------------

                           ANNUAL REPORT ON FORM 10-K

       OUR 1999 ANNUAL REPORT ON FORM 10-K, INCLUDING FINANCIAL STATEMENTS FOR THE YEAR ENDED DECEMBER 31, 1999, IS BEING DISTRIBUTED TO ALL SHAREHOLDERS OF THE COMPANY TOGETHER WITH THIS PROXY STATEMENT, IN SATISFACTION OF THE REQUIREMENTS OF THE SECURITIES AND EXCHANGE COMMISSION. ADDITIONAL COPIES OF THE REPORT, EXCEPT FOR EXHIBITS, ARE AVAILABLE AT NO CHARGE UPON REQUEST. TO OBTAIN ADDITIONAL COPIES OF THE ANNUAL REPORT ON FORM 10-K, PLEASE CONTACT GARY SINDLER, CHIEF FINANCIAL OFFICER, AT 379 WEST BROADWAY, SUITE 202, NEW YORK, NEW YORK, 10012, OR AT TELEPHONE NUMBER (212) 625-1370.

--------------------------------------------------------------------------------

                              SHAREHOLDER PROPOSALS

       If you intend to propose any matter for action at our 2001 Annual Meeting of Shareholders and wish to have the proposal included in our proxy statement, you must submit your proposal to the Secretary of NetCreations at 379 West Broadway, Suite 202, New York, New York, 10012, not later than November 15, 2000 at 5:00 p.m. Eastern Standard Time. Please note that proposals must comply with all of the requirements of Rule 14a-8 under the Securities Exchange Act of 1934 as well as the requirements of our Certificate of Incorporation and Bylaws. Only then can we consider your proposal for inclusion in our proxy statement and proxy relating to the 2001 Annual Meeting. We will be able to use proxies you give us for the next year's meeting to vote for or against any shareholder proposal that is not included in the proxy statement at our discretion unless the proposal is submitted to us not less than 60 days or more than 90 days prior to the date of such meetings, unless we do not provide notice of the meeting within 70 days of more of such date, in which case notice must be provided within 10 days from the date we mailed our notice.

                                         BY ORDER OF THE BOARD OF DIRECTORS

                                         /s/ Ryan Scott Druckenmiller
                                         Ryan Scott Druckenmiller, Secretary

New York, New York
May 30, 2000

--------------------------------------------------------------------------------

                                                                      APPENDIX A

                               NETCREATIONS, INC.
                         1999 EMPLOYEE STOCK OPTION PLAN
                     (AS AMENDED, EFFECTIVE JANUARY 1, 2000)

       1. Purpose. The purpose of this Plan is to advance the interests of NETCREATIONS, INC., a New York corporation (the "Company"), and its Subsidiaries by providing an additional incentive to attract and retain qualified and competent persons who provide management services and upon whose efforts and judgment the success of the Company and its Subsidiaries is largely dependent, through the encouragement of stock ownership in the Company by such persons.

       2. Definitions. As used herein, the following terms shall have the meaning indicated:

          (a) "Board" shall mean the Board of Directors of the Company.

          (b) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

          (c) "Committee" shall mean the committee appointed by the Board pursuant to Section 13(a) hereof, or, if such committee is not appointed, the Board.

          (d) "Common Stock" shall mean the Company's Common Stock, par value $0.01 per share.

          (e) "Company" shall mean NETCREATIONS, INC., a New York corporation.

          (f) "Director" shall mean a member of the Board.

          (g) "Effective Date" shall mean July 22, 1999.

          (h) "Fair Market Value" of a Share on any date of reference shall mean the "Closing Price" (as defined below) of the Common Stock on the business day immediately preceding the date of reference, unless the Board or the Committee in its sole discretion shall determine otherwise in a fair and uniform manner. For the purpose of determining Fair Market Value, the "Closing Price" of the Common Stock on any business day shall be (i) if the Common Stock is listed or admitted for trading on any United States national securities exchange, or if actual transactions are otherwise reported on a consolidated transaction reporting system, the last reported sale price of Common Stock on such exchange or reporting system, as reported in any newspaper of general circulation, (ii) if the Common Stock is quoted on the National Association of Securities Dealers Automated Quotations System ("NASDAQ"), or any similar system of automated dissemination of quotations of securities prices in common use, the last reported sale price of Common Stock on such system or, if sales prices are not reported, the mean between the closing high bid and low asked quotations for such day of Common Stock on such system, as reported in any newspaper of general circulation or (iii) if neither clause (i) or (ii) is applicable, the mean between the high bid and low asked quotations for the Common Stock as reported by the National Quotation Bureau, Incorporated if at least two securities dealers have inserted both bid and asked quotations for Common Stock on at least five of the ten preceding days.

          (i) "Incentive Stock Option" shall mean an incentive stock option as defined in Section 422 of the Internal Revenue Code.

          (j) "Internal Revenue Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

          (k) "Non-Qualified Stock Option" shall mean an Option that is not an Incentive Stock Option.

          (l) "Officer" shall mean the Company's Chairman of the Board, President, Chief Executive Officer, principal financial officer, principal

--------------------------------------------------------------------------------
accounting officer, any vice-president of the Company in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for the Company. Officers of Subsidiaries shall be deemed Officers of the Company if they perform such policy-making functions for the Company. As used in this paragraph, the phrase "policy-making function" does not include policy-making functions that are not significant. If pursuant to Item 401(b) of Regulation S-K (17 C.F.R. ss. 229.401(b)) the Company identifies a person as an "executive officer," the person so identified shall be deemed an "Officer" even though such person may not otherwise be an "Officer" pursuant to the foregoing provisions of this paragraph.

          (m) "Option" (when capitalized) shall mean any option granted under this Plan.

          (n) "Option Agreement" means the agreement between the Company and the Optionee for the grant of an option.

          (o) "Optionee" shall mean a person to whom a stock option is granted under this Plan or any person who succeeds to the rights of such person under this Plan by reason of the death of such person.

          (p) "Outside Director" shall mean a member of the Board who qualifies as an "outside director" under Section 162(m) of the Internal Revenue Code and the regulations thereunder and as a "Non-Employee Director" under Rule 16b-3 promulgated under the Securities Exchange Act.

          (q) "Plan" shall mean this Stock Option Plan for the Company.

          (r) "Securities Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          (s) "Share" shall mean a share of Common Stock.

          (t) "Subsidiary" shall mean any corporation (other than the Company) in any unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

       3. Shares Available for Option Grants. The Committee or the Board may grant to Optionees from time to time Options to purchase an aggregate of up to 3,000,000 Shares from the Company's authorized and unissued Shares. If any Option granted under the Plan shall terminate, expire, or be canceled or surrendered as to any Shares, new Options may thereafter be granted covering such Shares.

       4. Incentive and Non-Qualified Options.

          (a) An Option granted hereunder shall be either an Incentive Stock Option or a Non-Qualified Stock Option as determined by the Committee or the Board at the time of grant of such Option and shall clearly state whether it is an Incentive Stock Option or Non-Qualified Stock Option. All Incentive Stock Options shall be granted within 10 years from the effective date of this Plan. Incentive Stock Options may not be granted to any person who is not an employee of the Company or any Subsidiary.

          (b) Options otherwise qualifying as Incentive Stock Options hereunder will not be treated as Incentive Stock Options to the extent that the aggregate fair market value (determined at the time the Option is granted) of the Shares, with respect to which Options meeting the requirements of Section 422(b) of the Code are exercisable for the first time by any individual during any calendar year (under all plans of the Company and its parent and subsidiary corporations as defined in Section 424 of the Code), exceeds $100,000.

--------------------------------------------------------------------------------

       5. Conditions for Grant of Options.

          (a) Each Option shall be evidenced by an Option Agreement that may contain any term deemed necessary or desirable by the Committee or the Board, provided such terms are not inconsistent with this Plan or any applicable law. Optionees shall be (i) those persons selected by the Committee or the Board from the class of all regular employees of, or persons who provide consulting or other services as independent contractors to, the Company or its Subsidiaries, including Directors and Officers who are regular employees, and (ii) Directors who are not employees of the Company or of any Subsidiaries. Any person who files with the Board or the Committee, in a form satisfactory to the Board or the Committee, a written waiver of eligibility to receive any Option under this Plan shall not be eligible to receive any Option under this Plan for the duration of such waiver.

          (b) In granting Options, the Committee or the Board shall take into consideration the contribution the person has made to the success of the Company or its Subsidiaries and such other factors as the Committee shall determine. The Committee or the Board shall also have the authority to consult with and receive recommendations from officers and other personnel of the Company and its Subsidiaries with regard to these matters. The Committee or the Board may from time to time in granting Options under the Plan prescribe such other terms and conditions concerning such Options as it deems appropriate, including, without limitation, (i) prescribing the date or dates on which the Option becomes exercisable, (ii) providing that the Option rights accrue or become exercisable in installments over a period of years, or upon the attainment of stated goals or both, or (iii) relating an Option to the continued employment of the Optionee for a specified period of time, provided that such terms and conditions are not more favorable to an Optionee than those expressly permitted herein.

          (c) The Options granted to employees under this Plan shall be in addition to regular salaries, pension, life insurance or other benefits related to their employment with the Company or its Subsidiaries. Neither the Plan nor any Option granted under the Plan shall confer upon any person any right to employment or continuance of employment by the Company or its Subsidiaries.

          (d) Notwithstanding any other provision of this Plan, an Incentive Stock Option shall not be granted to any person owning directly or indirectly (through attribution under Section 424(d) of the Code) at the date of grant, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or of its parent or subsidiary [as defined in Section 424 of the Code] at the date of grant) unless the option price of such Option is at least 110% of the Fair Market Value of the Shares subject to such Option on the date the Option is granted, and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

          (e) Notwithstanding any other provision of this Plan, and in addition to any other requirements of this Plan, the aggregate number of Options granted to any one Optionee may not exceed 500,000 Shares in any one fiscal year, subject to adjustment as provided in Section 10 hereof.

       6. Option Price. The option price per Share of any Option shall be any price determined by the Board or the Committee but shall not be less than the par value per Share; provided, however, that in no event shall the option price per Share of any Incentive Stock Option be less than the Fair Market Value of the Shares underlying such Option on the date such Option is granted.

       7. Exercise of Options. An Option shall be deemed exercised when (i) the Company has received written notice of such exercise in accordance with the terms of the Option, (ii) full payment of the aggregate option price of the Shares as to which the Option is exercised has been made, and (iii) arrangements that are satisfactory to the Board or the Committee in its sole discretion have been made for the Optionee's payment to the Company of the amount, if any, that is necessary for the Company or Subsidiary employing the Optionee to withhold in accordance with applicable Federal or state tax withholding requirements. The consideration to be paid for the Shares to be issued upon exercise of an Option, as well as the method of payment of the exercise price and of any withholding and employment taxes applicable thereto, shall be determined by the Committee or

--------------------------------------------------------------------------------
the Board and may, in the discretion of the Committee or the Board, consist of:
(1) cash, (2) certified or official bank check, (3) money order, (4) Shares that have been held by the Optionee for at least six (6) months (or such other Shares as the Company determines will not cause the Company to recognize for a financial accounting purposes a charge for compensation expense), (5) the withholding of Shares issuable upon exercise of the Option, (6) pursuant to a "cashless exercise" procedure, by delivery of a properly executed exercise notice together with such other documentation, and subject to such guidelines, as the Board or the Committee shall require to effect an exercise of the Option and delivery to the Company by a licensed broker acceptable to the Company of proceeds from the sale of Shares or a margin loan sufficient to pay the exercise price and any applicable income or employment taxes, or (7) in such other consideration as the Committee or the Board deems appropriate, or by a combination of the above. In the case of an Incentive Stock Option, the permissible methods of payment shall be specified at the time the Option is granted. The Committee or the Board in its sole discretion may accept a personal check in full or partial payment of any Shares. If the exercise price is paid in whole or in part with Shares, or through the withholding of Shares issuable upon exercise of the Option, the value of the Shares surrendered or withheld shall be their Fair Market Value on the date the Option is exercised. The Company in its sole discretion may, on an individual basis or pursuant to a general program established in connection with this Plan, lend money to an Optionee, guarantee a loan to an Optionee, or otherwise assist an Optionee to obtain the cash necessary to exercise all or a portion of an Option granted hereunder or to pay any tax liability of the Optionee attributable to such exercise. If the exercise price is paid in whole or part with Optionee's promissory note, such note shall
(i) provide for full recourse to the maker, (ii) be collateralized by the pledge of the Shares that the Optionee purchases upon exercise of such Option, (iii) bear interest at the prime rate of the Company's principal lender, and (iv) contain such other terms as the Board in its sole discretion shall reasonably require. No Optionee shall be deemed to be a holder of any Shares subject to an Option unless and until a stock certificate or certificates for such Shares are issued to such person(s) under the terms of this Plan. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 10 hereof.

       8. Exercisability of Options. Any Option shall become exercisable in such amounts, at such intervals and upon such terms as the Committee or the Board shall provide in such Option, except as otherwise provided in this Section 8.

          (a) The expiration date of an Option shall be determined by the Board or the Committee at the time of grant, but in no event shall an Option be exercisable after the expiration of 10 years from the date of grant of the Option.

          (b) To the extent provided in any Option, each outstanding Option shall become immediately fully exercisable in the event of a "Change in Control" or in the event that the Committee or the Board exercises its discretion to provide a cancellation notice with respect to the Option pursuant to Section 9(b) hereof. For this purpose, the term "Change in Control" shall mean:

              (i) Approval by the shareholders of the Company of a reorganization, merger, consolidation or other form of corporate transaction or series of transactions, in each case, with respect to which persons who were the shareholders of the Company immediately prior to such reorganization, merger or consolidation or other transaction do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities, in substantially the same proportions as their ownership immediately prior to such reorganization, merger, consolidation or other transaction, or a liquidation or dissolution of the Company or the sale of all or substantially all of the assets of the Company (unless such reorganization, merger, consolidation or other corporate transaction, liquidation, dissolution or sale is subsequently abandoned); or

              (ii) Individuals who, as of the date on which the Option is granted hereof, constitute the Board (the "Incumbent Board") cease for

--------------------------------------------------------------------------------
          any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date on which the Option was granted whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Securities Exchange Act) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board; or

              (iii) The acquisition (other than from the Company) by any person, entity or "group", within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act, of more than 30% of either the then outstanding shares of the Company's Common Stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors (hereinafter referred to as the ownership of a "Controlling Interest") excluding, for this purpose, any acquisitions by (1) the Company or its Subsidiaries, (2) any person, entity or "group" that as of the date on which the Option is granted owns beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act) of a Controlling Interest, (3) Rosalind Resnick and/or Ryan Scott Druckenmiller or their respective affiliates, or (4) any employee benefit plan of the Company or its Subsidiaries.

            (c) The Committee or the Board may in its sole discretion accelerate the date on which any Option may be exercised and may accelerate the vesting of any Shares subject to any Option or previously acquired by the exercise of any Option.

       9. Termination of Option Period.

          (a) Unless otherwise provided in any Option Agreement, the unexercised portion of any Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

              (i) three months after the date on which the Optionee's employment with the Company and its Subsidiaries is terminated other than by reason of (A) Cause, which, solely for purposes of this Plan, shall mean the termination of the Optionee's employment by reason of the Optionee's willful misconduct or gross negligence, (B) a mental or physical disability (within the meaning of Internal Revenue Code
          Section 22(e)) of the Optionee as determined by a medical doctor satisfactory to the Committee, or (C) death of the Optionee;


              (ii) immediately upon the termination of the Optionee's employment with the Company and its Subsidiaries for Cause;

              (iii) twelve months after the date on which the Optionee's employment with the Company and its Subsidiaries is terminated by reason of a mental or physical disability (within the meaning of Section 22(e) of the Code) of the Optionee as determined by a medical doctor satisfactory to the Committee;

              (iv) (A) twelve months after the date of termination of the Optionee's employment with the Company and its Subsidiaries by reason of death of the Optionee, or, if later, (B) three months after the date on which the Optionee shall die if such death shall occur during the one year period specified in Subsection 9(a)(iii) hereof ; or

              (v) immediately in the event that the Optionee shall file any lawsuit or arbitration claim against the Company or any Subsidiary, or any of their respective officers, directors or shareholders.

--------------------------------------------------------------------------------

All references herein to the termination of the Optionee's employment shall, in the case of an Optionee who is not an employee of the Company or a Subsidiary, refer to the termination of the Optionee's service with the Company or a Subsidiary.

          (b) To the extent not previously exercised, (i) each Option shall terminate immediately in the event of (1) the liquidation or dissolution of the Company, or (2) any reorganization, merger, consolidation or other form of corporate transaction in which the Company does not survive, unless the successor corporation, or a parent or subsidiary of such successor corporation, assumes the Option or substitutes an equivalent option or right pursuant to
Section 10(c) hereof, and (ii) the Committee or the Board in its sole discretion may by written notice ("cancellation notice") cancel, effective upon the consummation of any corporate transaction described in Subsection 8(b)(i) hereof in which the Company does survive, any Option that remains unexercised on such date. The Committee or the Board shall give written notice of any proposed transaction referred to in this Section 9(b) a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after approval of such transaction), in order that Optionees may have a reasonable period of time prior to the closing date of such transaction within which to exercise any Options that then are exercisable (including any Options that may become exercisable upon the closing date of such transaction). An Optionee may condition his exercise of any Option upon the consummation of a transaction referred to in this Section 9(b).

       10. Adjustment of Shares.

           (a) If at any time while the Plan is in effect or unexercised Options are outstanding, there shall be any increase or decrease in the number of issued and outstanding Shares through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of Shares, then and in such event:

               (i) appropriate adjustment shall be made in the maximum number of Shares available for grant under the Plan, so that the same percentage of the Company's issued and outstanding Shares shall continue to be subject to being so optioned; and

               (ii) the Board or the Committee may, in its discretion, make any adjustments it deems appropriate in the number of Shares and the exercise price per Share thereof then subject to any outstanding Option, so that the same percentage of the Company's issued and outstanding Shares shall remain subject to purchase at the same aggregate exercise price.

           (b) Unless otherwise provided in any Option, the Board or the Committee may change the terms of Options outstanding under this Plan, with respect to the option price or the number of Shares subject to the Options, or both, when, in the Board's or the Committee's sole discretion, such adjustments become appropriate by reason of a corporate transaction described in Subsections 8(b)(i) hereof so as to preserve but not increase benefits under the Plan.

           (c) In the event of a proposed sale of all or substantially all of the Company's assets or any reorganization, merger, consolidation or other form of corporate transaction in which the Company does not survive, where the securities of the successor corporation, or its parent company, are issued to the Company's shareholders, then the successor corporation or a parent of the successor corporation may, with the consent of the Committee or the Board, assume each outstanding Option or substitute an equivalent option or right. If the successor corporation, or its parent, does not cause such an assumption or substitution to occur, or the Committee or the Board does not consent to such an assumption or substitution, then each Option shall terminate pursuant to Section 9(b) hereof upon the consummation of sale, merger, consolidation or other corporate transaction.

           (d) Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason

--------------------------------------------------------------------------------
thereof shall be made to, the number of or exercise price for Shares then subject to outstanding Options granted under the Plan.

           (e) Without limiting the generality of the foregoing, the existence of outstanding Options granted under the Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issue by the Company of debt securities, or preferred or preference stock that would rank above the Shares subject to outstanding Options; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

       11. Transferability of Options and Shares. No Incentive Stock Option, and unless the prior written consent of the Committee or the Board is obtained (which consent may be withheld for any reason) and the transaction does not violate the requirements of Rule 16b-3 promulgated under the Securities Exchange Act no Non-Qualified Stock Option, shall be subject to alienation, assignment, pledge, charge or other transfer other than by the Optionee by will or the laws of descent and distribution, and any attempt to make any such prohibited transfer shall be void. Each Option shall be exercisable during the Optionee's lifetime only by the Optionee, or in the case of a Non-Qualified Stock Option that has been assigned or transferred with the prior written consent of the Committee or the Board, only by the permitted assignee.


       12. Issuance of Shares.

           (a) Notwithstanding any other provision of this Plan, the Company shall not be obligated to issue any Shares unless it is advised by counsel of its selection that it may do so without violation of the applicable Federal and State laws pertaining to the issuance of securities, and may require any stock so issued to bear a legend, may give its transfer agent instructions, and may take such other steps, as in its judgment are reasonably required to prevent any such violation.

           (b) As a condition to any sale or issuance of Shares upon exercise of any Option, the Board or the Committee may require such agreements or undertakings as the Board or the Committee may deem necessary or advisable to facilitate compliance with any applicable law or regulation including, but not limited to, the following:

               (i) a representation and warranty by the Optionee to the Company, at the time any Option is exercised, that he is acquiring the Shares to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

               (ii) a representation, warranty and/or agreement to be bound by any legends endorsed upon the certificate(s) for such Shares that are, in the opinion of the Board or the Committee, necessary or appropriate to facilitate compliance with the provisions of any securities laws deemed by the Board or the Committee to be applicable to the issuance and transfer of such Shares.

       13. Administration of the Plan.

           (a) The Plan shall be administered by the Board or, at the discretion of the Board, by a committee appointed by the Board (the "Committee") which shall be composed of two or more Directors. At all times, the membership of the Committee shall be constituted so as to comply at all times with the then applicable requirements for Outside Directors of Rule 16b-3 promulgated under the Securities Exchange Act and Section 162(m) of the Internal Revenue Code. The Committee shall serve at the pleasure of the Board and shall have the powers designated herein and such other powers as the Board may from time to time confer upon it.

                  (b) The Board may grant Options pursuant to this Plan to any persons to whom Options may be granted under Section 5(a) hereof.

--------------------------------------------------------------------------------

           (c) The Committee or the Board, from time to time, may adopt rules and regulations for carrying out the purposes of the Plan. The determinations by the Board or the Committee and its interpretation and construction of any provision of the Plan or any Option shall be final and conclusive.

           (d) Any and all decisions or determinations of the Board or the Committee shall be made either (i) by a majority vote of the members of the Board or the Committee at a meeting or (ii) without a meeting by the unanimous written approval of the members of the Board or the Committee.

       14. Withholding or Deduction for Taxes. If at any time specified herein for the making of any issuance or delivery of any Option or Common Stock to any Optionee, any law or regulation of any governmental authority having jurisdiction in the premises shall require the Company to withhold, or to make any deduction for, any taxes or take any other action in connection with the issuance or delivery then to be made, such issuance or delivery shall be deferred until such withholding or deduction shall have been provided for by the Optionee or beneficiary, or other appropriate action shall have been taken.

       15. Interpretation.

           (a) As it is the intent of the Company that the Plan comply in all respects with Rule 16b-3 promulgated under the Securities Exchange Act ("Rule 16b-3"), any ambiguities or inconsistencies in construction of the Plan shall be interpreted to give effect to such intention, and if any provision of the Plan is found not to be in compliance with Rule 16b-3, such provision shall be deemed null and void to the extent required to permit the Plan to comply with Rule 16b-3. The Committee or the Board may from time to time adopt rules and regulations under, and amend, the Plan in furtherance of the intent of the foregoing.

           (b) The Plan and any Option agreements entered into pursuant to the Plan shall be administered and interpreted so that all Incentive Stock Options granted under the Plan will qualify as Incentive Stock Options under Section 422 of the Code. If any provision of the Plan or any such Option agreement should be held invalid for the granting of Incentive Stock Options or illegal for any reason, such determination shall not affect the remaining provisions hereof, but instead the Plan and the Option agreement shall be construed and enforced as if such provision had never been included in the Plan or the Option agreement.

           (c) This Plan shall be governed by the laws of the State of New York.

           (d) Headings contained in this Plan are for convenience only and shall in no manner be construed as part of this Plan.

           (e) Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate.

       16. Amendment and Discontinuation of the Plan. The Committee or the Board may from time to time amend, suspend or terminate the Plan or any Option; provided, however, that, any amendment to the Plan shall be subject to the approval of the Company's shareholders if such shareholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3 or to comply with Section 162(m) of the Internal Revenue Code) or the rules of any Stock exchange or automated quotation system on which the Common Stock may then be listed or quoted. Except to the extent provided in Sections 9 and 10 hereof, no amendment, suspension or termination of the Plan or any Option issued hereunder shall substantially impair the rights or benefits of any Optionee pursuant to any Option previously granted without the consent of the Optionee.

       17. Effective Date and Termination Date. The effective date of the Plan is the date on which the Board adopts this Plan, and the Plan shall terminate on the 10th anniversary of the Effective Date.

--------------------------------------------------------------------------------

                                                                      APPENDIX B

                               NETCREATIONS, INC.
                        2000 EMPLOYEE STOCK PURCHASE PLAN

PURPOSE The NetCreations, Inc. 2000 Employee Stock Purchase Plan (the "2000 ESPP" or the "Plan") provides employees of NetCreations, Inc. (the "Company") with an opportunity to become owners of the Company through purchasing shares of the Company's common stock (the "Common Stock"). The Company intends this Plan to qualify as an employee stock purchase plan under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"), and its terms should be construed accordingly. The Plan is effective as of July 1, 2000.

ELIGIBILITY                An Employee whom the Company employs as of the first
                           day of a Payroll Deduction Period (and has employed for such prior waiting period, initially set at 90 days, as the Committee determines) is eligible to participate in the 2000 ESPP for that Payroll
                           Deduction Period. However, an Employee may not make a purchase under the 2000 ESPP if such purchase would result in the Employee's owning Common Stock possessing 5% or more of the total combined voting power or value of the Company's outstanding stock. In determining an individual's amount of stock ownership, any options to acquire shares of Company
                           Common Stock are counted as shares of stock, and the attribution rules of Section 424(d) of the Code apply.

                           Employee means any person employed as a common law employee of the Company. Employee excludes anyone who, with respect to any particular period of time, was not treated initially on the payroll records as a common law employee, unless the Committee determines that including the person is necessary to preserve tax treatment.

ADMINISTRATOR              The Compensation Committee of the Board of Directors
                           (the "Board") of the Company, or such other committee as the Board designates (the "Committee"), will administer the 2000 ESPP. The Committee is vested with full authority and discretion to make, administer, and interpret such rules and regulations as it deems necessary to administer the 2000 ESPP
                           (including rules and regulations deemed necessary in order to comply with the requirements of Section 423 of the Code). Any determination or action of the Committee in connection with administering or interpreting the 2000 ESPP will be final and binding upon each Employee, Participant, and all persons claiming under or through any Employee or Participant.

                           Without shareholder consent and without regard to whether the actions might adversely affect Participants, the Committee (or the Board) may establish and change the Payroll Deduction
                              Periods,

                              limit or increase the frequency and/or number of changes in the amounts withheld during a Payroll Deduction Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars,

--------------------------------------------------------------------------------
                              lengthen or shorten the waiting period before an Employee becomes eligible to participate, so long as the change applies uniformly,

                              permit payroll withholding in excess of the amount the Participant designated to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant's Compensation, delegate its functions (other than those with respect to setting Payroll Deduction Periods or determining the price of stock and the number of shares to be offered under the Plan) to officers or employees of the Company; and

                              establish such other limitations or procedures as it determines in its sole discretion advisable and consistent with the Plan.

                           The Committee may also increase the price provided in Step 2 under GRANTING OF OPTIONS (by decreasing the discount and/or by designating that the price is determined as of either the beginning or the ending date of a Payroll Deduction Period or the higher of both rather than as of the lower) for Payroll Deduction Periods beginning after Committee action.

PAYROLL DEDUCTION PERIOD Payroll Deduction Periods are the periods during which the Company collects payroll deductions for a particular purchase. Unless the Committee specifies otherwise, the Payroll Deduction Periods will be successive calendar quarters beginning January 1, April 1, July 1, and October 1, beginning when the Committee determines they should begin.

PARTICIPATION              An eligible Employee may become a "Participant" for a
                           Payroll Deduction Period by completing an authorization notice and delivering it to the Committee through the Company's Human Resources professionals within a reasonable period of time before the first day of such Payroll Deduction
                           Period. All Participants receiving options under the 2000 ESPP will have the same rights and privileges.

METHOD OF PAYMENT          A Participant may contribute to the 2000 ESPP solely
                           through payroll deductions as follows:

                           The Participant must elect on an authorization notice or other required documentation to have deductions made from his Compensation for each payroll period during the Payroll Deduction Period at or above a minimum rate and under terms the Committee determines. Compensation under the Plan means an Employee's regular compensation, including overtime, bonuses, and commissions (but expressly excluding income from stock options or other noncash compensation), from the Companypaid during a Payroll Deduction Period.

--------------------------------------------------------------------------------

                           All payroll deductions will be credited to the Participant's account under the 2000 ESPP. No interest will accrue on the account.

                           Payroll deductions will begin on the first payday coinciding with or following the first day of each Payroll Deduction Period and will end with the last payday preceding or coinciding with the end of that Payroll Deduction Period, unless the Participant sooner withdraws as authorized under WITHDRAWALS below.

                           A Participant may not alter the rate of payroll deductions during the Payroll Deduction Period.

                           The Company may use the consideration it receives for general corporate purposes.

GRANTING OF OPTIONS On the first day of each Payroll Deduction Period, a Participant will receive options to purchase a number of shares of Common Stock with funds withheld from his or her Compensation. Such number of shares will be determined at the end of the Payroll Deduction Period according to the following procedure:

                              STEP 1 -- Determine the amount the Company withheld from Compensation since the beginning of the Payroll Deduction Period;

                              STEP 2 -- Determine the "Purchase Price" to be the amount that represents 85% of the lower of the Fair Market Value of a share of Common Stock on the first day of the Payroll Deduction Period and the last day of the Payroll Deduction Period (provided that the Committee can increase the price before a Payroll Deduction Period begins); and

                              STEP 3 -- Divide the amount determined in Step 1 by the amount determined in Step 2.

                           The Committee will determine the treatment of any fractional shares from among the following:

                              The results of Step 3 will be used to purchase whole and fractional shares,

                              Any amounts in Step 3 not used to purchase whole shares will be refunded to the Participant,

                              Any amounts in Step 3 not used to purchase whole shares will be carried forward to the next Payment Deduction Period, or Such other treatment as the Committee approves.

FAIR  MARKET VALUE         The Fair Market Value of a share of Common Stock for
                           purposes of the Plan as of each date described in Step 2 will be determined as follows:

                              if the Company has no publicly-traded stock, the Committee will determine the Fair Market Value for purposes of the Plan using any measure of value it determines in good faith to be appropriate;

                              if the Common Stock trades on a national securities exchange, the closing sale price on that date;

--------------------------------------------------------------------------------
                              if the Common Stock does not trade on any such exchange, the closing sale price as reported by the National Association of Securities Dealers, Inc. Automated Quotation System ("Nasdaq") for such date;

                              if no such closing sale price information is available, the average of the closing bid and asked prices that Nasdaq reports for such date; or

                              if there are no such closing bid and asked prices, the average of the closing bid and asked prices as reported by any other commercial service for such date.

                           For January 1 and any other date described in Step 2 that is not a trading day, the Fair Market Value of a share of Common Stock for such date shall be determined by using the closing sale price or the average of the closing bid and asked prices, as appropriate, for the immediately following trading day when determining the price for the first day of the Payroll Deduction Period and the immediately preceding trading day when determining the price on the last day. The Committee can substitute a particular time of day or other measure of "closing sale price" if appropriate because of changes in exchange or market procedures.

                           The Committee has sole discretion to determine the Fair Market Value for purposes of this Plan, and all participation is conditioned on the participant's agreement that the Committee's determination is conclusive and binding even though others might make a different and also reasonable determination.

                           No Participant shall receive options:

                              if, immediately after the grant, that Participant would own shares, or hold outstanding options to purchase shares, or both, possessing 5% or more of the total combined voting power or value of all classes of shares of the Company or any Subsidiaries (as defined below); or

                              that permit the Participant to purchase shares under all employee stock purchase plans of the Company and any Subsidiary with a Fair Market Value (determined at the time the options are granted) that exceeds $25,000 in any calendar year.

EXERCISE OF OPTION         Unless a Participant effects a timely withdrawal
                           under the WITHDRAWAL paragraph below, his option for the purchase of shares of Common Stock during a Payroll Deduction Period will be automatically exercised as of the last day of the Payroll Deduction
                           Period for the purchase of the maximum number of shares (including, if the Committee so provides, fractional shares) that the sum of the payroll deductions credited to the Participant's account during such Payroll

                           Deduction Period can purchase under the formula specified in GRANTING OF OPTIONS.

DELIVERY OF COMMON STOCK   As soon as administratively feasible after the
                           options are used to purchase Common Stock, the

--------------------------------------------------------------------------------

                           Company will credit to each Participant or, in the alternative, to an agent or custodian that the Committee designates, the shares of Common Stock the Participant purchased upon the exercise of the option. If delivered to an agent or custodian, the agent or custodian may hold the shares in nominee name and may commingle shares held in its custody in a single account or stock certificate without identification as to individual Participants. Unless the Committee determines otherwise, Participants who are holding shares and any persons to whom they transfer part or all of their shares other than by sale must retain those shares with a Company specified broker or agent until the second anniversary of the first day of the Payroll Deduction Period in which they bought the shares. Unless the Committee determines otherwise, a Participant may sell the shares despite the foregoing restriction but may not transfer them to another broker until the foregoing two year period (the "Account Restriction Period") ends. The Committee may require that the specified agent or custodian hold the shares of Common Stock for a minimum period of time after receipt (including through and beyond the Participant's active employment) and reinvest any dividends received in additional shares of Common Stock. The Committee may, in its discretion, establish a program for cashless sales of Common Stock received under the 2000 ESPP.

SUBSEQUENT OFFERINGS       A Participant will be deemed to have elected to
                           participate in each subsequent Payroll Deduction
                           Period following his initial election to participate in the 2000 ESPP, unless the Participant files a written withdrawal notice with the Human Resources
                           Department at corporate headquarters (or such other recipient as the Department designates) at least 10 days before the beginning of the Payroll Deduction
                           Period as of which the Participant desires to withdraw from the 2000 ESPP.

WITHDRAWAL FROM THE PLAN   A Participant may withdraw all, but not less than
                           all, payroll deductions credited to his account for a Payroll Deduction Period before the end of such Payroll Deduction Period by delivering a written notice to the Human Resources Department or its designee on behalf of the Committee at least 30 days before the end of such Payroll Deduction Period (or by such other deadline as the Committee determines).
                           A Participant who for any reason, including retirement, termination of employment, or death, ceases to be an Employee before the last day of any Payroll Deduction Period will be deemed to have withdrawn from the 2000 ESPP as of the date of such cessation, unless the Committee establishes other procedures.

                           When a Participant withdraws from the 2000 ESPP, his or her outstanding options under the 2000 ESPP will immediately terminate.

                           Unless the Committee determines otherwise, if a Participant withdraws from the 2000 ESPP for any reason, the Company will pay to the Participant all payroll deductions credited to his account or, in the event of death, to the persons designated as provided in Designation of Beneficiary, as soon as administratively feasible after the date of such withdrawal and no further deductions will be made from the Participant's Compensation.

--------------------------------------------------------------------------------

                           A Participant who has elected to withdraw from the 2000 ESPP may resume participation in the same manner and under the same rules as any Employee making an initial election to participate in the 2000 ESPP (i.e., he may elect to participate in the next following Payroll Deduction Period so long as he or she files the authorization form by the deadline for that Payroll Deduction Period). Any Participant who is subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and who withdraws from the 2000 ESPP for any reason will only be permitted toresume participation in a manner that will permit transactions under the 2000 ESPP to continue to be exempt within the meaning of Rule 16b-3, as issued under the Exchange Act.

STOCK SUBJECT TO PLAN      The shares of Common Stock that the Company will sell
                           to Participants under the 2000 ESPP will be shares of authorized but unissued Common Stock, shares held as treasury stock, and shares purchased on the market.
                           The maximum number of shares made available for sale under the 2000 ESPP will be 1,000,000, increased beginning December 31, 2001 and each succeeding
                           December 31 by 200,000 shares (with both numbers subject to the provisions in ADJUSTMENTS UPON CHANGES
                           IN CAPITAL STOCK below). If the total number of shares for which options are to be exercised in a Payroll Deduction Period exceeds the number of shares then available under the 2000 ESPP, the Company will make, so far as is practicable, a pro rata allocation of the shares available.

                           A Participant will have no interest in shares covered by his participation until the last day of the applicable Payroll Deduction Period.

                           After the end of the Account Restriction Period, shares that a Participant purchases under the ESPP will be registered in the name of the Participant or, at the Participant's election, in street name.

ADJUSTMENTS UPON CHANGES   STOCK Subject to any required action by the Company
IN CAPITAL                 (which it will promptly take) or its shareholders,
                           and subject to the provisions of applicable corporate law, if, during a Payroll Deduction Period,

                              the outstanding shares of Common Stock increase or decrease or change into or are exchanged for a different number or kind of security because of any recapitalization, reclassification, stock split, reverse stock split, combination of shares, exchange of shares, stock dividend, or other distribution payable in capital stock, or some other increase or decrease in such Common Stock occurs without the Company's receiving consideration (excluding, unless the Committee determines otherwise, stock repurchases), the Committee must make a proportionate and appropriate adjustment in the number of shares of Common Stock underlying the options, so that the proportionate interest of the Participant immediately following such event will, to the extent practicable, be the same as immediately

--------------------------------------------------------------------------------
                           before such event. Any such adjustment to the options will not change the total price with respect to shares of Common Stock underlying the Participant's election but will include a corresponding proportionate adjustment in the price of the Common Stock, to the extent consistent with Section 424 of the Code.

                           The Board or the Committee may take any actions described in the ADJUSTMENTS UPON CHANGES IN CAPITAL STOCK section without any requirement to seek optionee consent.

                           The Committee will make a commensurate change to the maximum number and kind of shares provided in the STOCK SUBJECT TO PLAN section.

                           Any issue by the Company of any class of preferred stock, or securities convertible into shares of common or preferred stock of any class, will not affect, and no adjustment by reason thereof will be made with respect to, the number of shares of Common Stock subject to any options or the price to be paid for stock except as this ADJUSTMENTS section specifically provides. The grant of an option under the Plan will not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, or to merge or to consolidate, or to dissolve, liquidate, sell, or transfer all or any part of its business or assets.

SUBSTANTIAL CORPORATE      Upon a Substantial Corporate Change, the Plan and the
CHANGE                     offering will TERMINATE and all accumulated funds
                           will be distributed as though the Participants had elected to withdraw unless either (i) such termination would prevent use of "pooling of interest" accounting for a reorganization, merger, or consolidation of the Company that the Board approves or (ii) unless provision is made in writing in connection with such transaction for the assumption or continuation of outstanding elections, or the substitution for such options or grants of any options covering the stock or securities of a successor employer corporation, or a parent or subsidiary of such successor, with appropriate adjustments as to the number and kind of shares of stock and prices, in which event the options will continue in the manner and under the terms so provided.

                           A Substantial Corporate Change means the

                              sale of all or substantially all of the assets of the Company to one or more individuals, entities, or groups (other than an "Excluded Owner" as defined below),

                              complete or substantially complete dissolution or liquidation of the Company;

                              a person, entity, or group (other than an Excluded Owner) acquires or attains ownership of 100% of the undiluted total voting power of the Company's

--------------------------------------------------------------------------------
                              then-outstanding securities eligible to vote to elect members of the Board ("Company Voting Securities");


                              completion of a merger or consolidation of the Company with or into any other entity (other than an Excluded Owner) unless the holders of the Company Voting Securities outstanding immediately before such completion, together with any trustee or other fiduciary holding securities under a Company benefit plan, retain control because they hold securities that represent immediately after such merger or consolidation more than 20% of the combined voting power of the then outstanding voting securities of either the Company or the other surviving entity or its ultimate parent, or any other transaction (including a merger or reorganization in which the Company survives) approved by the Board that results in any person or entity (other than an Excluded Owner) owning 100% of Company Voting Securities.

                           An "Excluded Owner" consists of the Company, any Company Subsidiary, any Company benefit plan, or any underwriter temporarily holding securities for an offering of such securities.

DESIGNATION OF             A Participant may file with the Committee a written
BENEFICIARY                designation of a beneficiary who is to receive any
                           payroll deductions credited to the Participant's account under the 2000 ESPP or any shares of Common
                           Stock owed to the Participant under the 2000 ESPP if the Participant dies. A Participant may change a beneficiary at any time by filing a notice in writing with the Human Resources professionals on behalf of the Committee.

                           Upon the death of a Participant and upon receipt by the Committee of proof of the identity and existence of the Participant's designated beneficiary, the Company will deliver such cash or shares, or both, to the beneficiary. If a Participant dies and is not survived by a beneficiary that the Participant designated in accordance with the immediate preceding paragraph, the Company will deliver such cash or shares, or both, to the personal representative of the estate of the deceased Participant. If, to the knowledge of the Committee, no personal representative has been appointed within 90 days following the date of the Participant's death, the Committee, in its discretion, may direct the Company to deliver such cash or shares, or both, to the surviving spouse of the deceased Participant, or to any one or more dependents or relatives of the deceased Participant, or if no spouse, dependent, or relative is known to the Committee, then to such other person as the Committee may designate.

                           No designated beneficiary may acquire any interest in such cash or shares before the death of the Participant.

TRANSFERS, ASSIGNMENTS,    A Participant may not assign, pledge, or otherwise
AND PLEDGES                dispose of payroll deductions credited to the
                           Participant's account or any rights to exercise an option or to receive shares of Common Stock under the

--------------------------------------------------------------------------------

                           2000 ESPP other than by will or the laws of descent and distribution or under a qualified domestic relations order, as defined in the Employee Retirement Income Security Act. Any other attempted assignment, pledge or other disposition will be without effect, except that the Company may treat such act as an election to withdraw under the WITHDRAWAL section.

AMENDMENT OR TERMINATION   The Board of Directors of the Company or the
OF PLAN                    Committee may at any time terminate or amend the 2000
                           ESPP. Any amendment of the 2000 ESPP that (i) materially increases the benefits to Participants,
                           (ii) materially increases the number of securities that may be issued under the 2000 ESPP, or (iii) materially modifies the eligibility requirements for participation in the 2000 ESPP must be approved by the shareholders of the Company to take effect. The
                           Company will refund to each Participant the amount of payroll deductions credited to his account as of the date of termination as soon as administratively feasible following the effective date of the termination.




EFFECT ON OTHER PLANS      Whether exercising or receiving an option causes the
                           participant to accrue or receive additional benefits under any pension or other plan is governed solely by the terms of such other plan.

NOTICES All notices or other communications by a Participant to the Committee or the Company shall be deemed to have been duly given when the Human Resources Department or local Human Resources professionals of the Company receive them or when any other person or entity the Company designates receives the notice or other communication in the form the Company specifies.

GENERAL ASSETS             Any amounts the Company invests or otherwise sets
                           aside or segregates to satisfy its obligations under this 2000 ESPP will be solely the Company's property
                           (except as otherwise required by Federal or state wage laws), and the optionee's claim against the Company under the 2000 ESPP, if any, will be only as a general creditor. The optionee will have no right, title, or interest whatever in or to any investments that the Company may make to aid it in meeting its obligations under the 2000 ESPP. Nothing contained in the 2000 ESPP, and no action taken under its provisions, will create or be construed to create an implied or constructive trust of any kind or a fiduciary relationship between the Company and any Employee, Participant, former Employee, former
                           Participant, or any beneficiary.

PRIVILEGES OF STOCK        No Participant and no beneficiary or other person
OWNERSHIP                  claiming under or through such Participant will have
                           any right, title, or interest in or to any shares of Common Stock allocated or reserved under the Plan except as to such shares of Common Stock, if any, that have been issued to such Participant.




TAX WITHHOLDING            To the extent that a Participant realizes ordinary
                           income or wages for employment tax purposes in connection with a sale or other transfer of any shares of Common Stock purchased under the Plan or the crediting of interest to an account, the Company may withhold amounts needed to cover such taxes from

--------------------------------------------------------------------------------
                           any payments otherwise due to the Participant. Any Participant who sells or otherwise transfers shares purchased under the Plan within two years after the beginning of the Payroll Deduction Period in which he purchased the shares must, within 30 days of such transfer, notify the Company's Payroll Department in writing of such transfer. Each Participant, as a condition of participation, agrees that the Company may treat the purchase of shares and/or their disposition as taxable events requiring the withholding or other collection of income and employment taxes and further agrees to pay any such taxes for which the Company cannot reasonably withhold.

LIMITATIONS ON LIABILITY   Notwithstanding any other provisions of the 2000
                           ESPP, no individual acting as a director, employee, or agent of the Company shall be liable to any Employee, Participant, former Employee, former
                           Participant, or any spouse or beneficiary for any claim, loss, liability, or expense incurred in connection with the 2000 ESPP, nor shall such individual be personally liable because of any contract or other instrument he executes in such other capacity. The Company will indemnify and hold harmless each director, employee, or agent of the Company to whom any duty or power relating to the administration or interpretation of the 2000 ESPP has been or will be delegated, against any cost or expense (including attorneys' fees) or liability
                           (including any sum paid in settlement of a claim with the Board's approval) arising out of any act or omission to act concerning this 2000 ESPP unless arising out of such person's own fraud or bad faith.

NO EMPLOYMENT CONTRACT     Nothing contained in this Plan constitutes an
                           employment contract between the Company and any Employee. The 2000 ESPP does not give an Employee any right to be retained in the Company's employ, nor does it enlarge or diminish the Company's right to terminate the Employee's employment.

DURATION OF ESPP           Unless the Company's Board extends the Plan's term,
                           no Payroll Deduction Period will end after March 16,
                           2010.

APPLICABLE LAW             The laws of the State of Delaware (other than its
                           choice of law provisions) govern the 2000 ESPP and its interpretation.

LEGAL COMPLIANCE           The Company will not issue any shares of Common Stock
                           under the Plan until the issuance satisfies all applicable requirements imposed by Federal and state securities and other laws, rules, and regulations, and by any applicable regulatory agencies or stock exchanges. To that end, the Company may require the optionee to take any reasonable action to comply with such requirements before issuing such shares. No provision in the Plan or action taken under it authorizes any action that Federal or state laws otherwise prohibit.

                           The Plan is intended to conform to the extent necessary with all provisions of the Securities Act of 1933, as amended, ("Securities Act") and the Securities Exchange Act of 1934, as amended, and all regulations and rules the Securities and Exchange Commission issues under those laws, including specifically Rule 16b-3. Notwithstanding anything in the Plan to the contrary, the Committee and the Board must administer the Plan, and Participants may purchase Common Stock, only in a way that conforms to

--------------------------------------------------------------------------------
                           such laws, rules, and regulations. To the extent applicable law permits, the Plan and any offers will be deemed amended to the extent necessary to conform to such laws, rules, and regulations.

APPROVAL OF SHAREHOLDERS   The ESPP must be submitted to the shareholders of the
                           Company for their approval within 12 months after the Board adopts the ESPP. The adoption of the ESPP is conditioned upon the approval of the shareholders of the Company, and failure to receive their approval will render the ESPP and any outstanding options thereunder void and of no effect.

--------------------------------------------------------------------------------

                                                                       EXHIBIT C

                             AUDIT COMMITTEE CHARTER

Organization

         There shall be a committee of the Board of Directors to be known as the Audit Committee. The Audit Committee shall be comprised of at least three directors who are independent of management and NetCreations, Inc. (the "Company"). Members of the Audit Committee shall be considered independent if they have no relationship to the Company that may interfere with the exercise of their independence from the management and the Company. All Audit Committee members will be financially literate, and at least one member will have accounting or related management expertise.

Statement of Policy

         The Audit Committee shall provide assistance to the directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the Company, and the quality and integrity of financial reports of the Company. In so doing, it is the responsibility of the Audit Committee to maintain free and open communication between the directors, the independent auditors and the financial management of the Company.

Responsibilities

In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality.

In carrying out these responsibilities, the Audit Committee will:

o Obtain the full Board of Directors' approval of this Charter and review and reassess this Charter as conditions dictate (at least annually).

o Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the Company and its divisions and subsidiaries.

o Have a clear understanding with the independent auditors that they are ultimately accountable to the Audit Committee and the Board of Directors, as the shareholders' representatives, who have the ultimate authority in deciding to engage, evaluate, and if appropriate, terminate their services.

o Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit and timely quarterly reviews for the current year and the procedures to be utilized, the adequacy of the independent auditor's compensation, and at the conclusion thereof review such audit or review, including any comments or recommendations of the independent auditors.


o Review with the independent auditors and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal controls or particular areas where new or more detailed controls or procedures are desirable. Review reports received from regulators and other legal and regulatory matters that may have a material effect on the financial statements or related company compliance policies.

o Inquire of management and the independent auditors about significant risks or exposures and assess the steps management has taken to minimize such risks to the Company.

--------------------------------------------------------------------------------

o Review the quarterly financial statements with financial management and the independent auditors prior to the filing of the Form 10-Q (or prior to the press release of results, if possible) to determine that the independent auditors do not take exception to the disclosure and content of the financial statements, and discuss any other matters required to be communicated to the committee by the auditors. The chair of the Committee may represent the entire Committee for purposes of this review.

o Review the financial statements to be contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Review with financial management and the independent auditors the results of their timely analysis of significant financial reporting issues and practices, including changes in, or adoptions of, accounting principles and the auditors. Also review with financial management and the independent auditors their judgments about the quality, not just acceptability, of accounting principles and the clarity of the financial disclosure practices used or proposed to be used, and particularly, the degree of aggressiveness or conservatism of the organization's accounting principles and underlying estimates, and other significant decisions made in preparing the financial statements.

o Provide sufficient opportunity for the independent auditors and the internal auditor, if any, to meet with the members of the Audit Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the company's financial, accounting, and internal auditing personnel, if any, and the cooperation that the independent auditors received during the course of audit.

o Review accounting and financial human resources and succession planning within the Company.

o Report the results of the annual audit to the Board of Directors. If requested by the Board, invite the independent auditors to attend the full Board of Directors meeting to assist in reporting the results of the annual audit or to answer other directors' questions (alternatively, the other directors, particularly the other independent directors, may be invited to attend the Audit Committee meeting during which the results of the annual audit are reviewed.

o On an annual basis, obtain from the independent auditors a written communication delineating all their relationships and professionals services as required by Independence Standards Board Standard No. 1, Independent Discussions with Audit Committees. In addition, review with the independent auditors the nature and scope of any disclosed relationships or professional services and take, or recommend that the Board of Directors take, appropriate action to ensure the continuing independence of the auditors.

o Prepare a report of the Audit Committee to be included in the Company's proxy statement for its annual meeting of shareholders, disclosing whether (1) the Committee had reviewed and discussed with management and the independent auditors, as well as discussed within the Committee (without management or the independent auditors present), the financial statements and the quality of accounting principles and significant judgments affecting the financial statements; (2) the Committee discussed with the auditors the independence of the auditors; and (3) based upon the Committee's review and discussions with management and the independent auditors, the Committee had recommended to the Board of Directors that the audited financials be included in the Company's annual report on Form 10-K.

o Include a copy of this Charter in the annual report to shareholders or the proxy statement (effective for year ending December 31, 2000) at least triennially or the year after any significant amendment to the Charter.

--------------------------------------------------------------------------------

o Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each Committee meeting with, the Board of Directors.

o Investigate any matter brought to its attention within its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

--------------------------------------------------------------------------------
                                       3

--------------------------------------------------------------------------------

                                NETCREATIONS, INC

                           379 WEST BROADWAY, SUIT 202
                            NEW YORK, NEW YORK 10012

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

         The undersigned hereby appoints Rosalind B. Resnick and Ryan Scott Drunkenmiller, or any of them, with full power of substitution and revocation, proxies to vote all shares of the common stock of NETCREATIONS, INC. which the undersigned would be entitled to vote if personally present at the at the Annual Meeting of Shareholders of our company to be held on June 22, 2000, and at any adjournment thereof, upon all subjects that may properly come before the meeting. IF SPECIFIC DIRECTIONS ARE NOT GIVEN WITH RESPECT TO THE PROPOSALS OR ANY OTHER MATTERS TO BE ACTED UPON AT THE ANNUAL MEETING AND THIS PROXY CARD IS SIGNED AND RETURNED, THE PROXIES WILL VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS (I.E., FOR THE PROPOSALS) AND ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

                  (Continued and to be signed on reverse side)





--------------------------------------------------------------------------------

                         Please date, sign and mail your
                      proxy card back as soon as possible!

                         Annual Meeting of Shareholders
                               NETCREATIONS, INC.

                                  June 22, 2000

                 Please Detach and Mail in the Envelope Provided

--------------------------------------------------------------------------------

A   [X] Please mark your
        vote as in this
        example.

                                                               WITHHOLD
                                       FOR                     AUTHORITY
                                  all nominees          to vote for all nominees    Nominees:
1. Election of                   listed at right            listed at right.            Rosalind B. Resnick
   Directors:                          [ ]                         [ ]                  Ryan Scott Drunkenmiller
                                                                                        Mitchell York
INSTRUCTION: To withhold authority to vote for any nominee(s),                          Michael Levy
write that nominee's name in the space provided:                                        Gregory W. Slayton






                                                                                                 FOR         AGAINST       ABSTAIN


                                               2. The approval of the amendments to our          [ ]           [ ]           [ ]
                                                  1999 Stock Option Plan:

                                               3. The approval of our 2000 Employee              [ ]           [ ]           [ ]
                                                  Stock Purchase Plan:

                                               4. Ratification of selection of Grant             [ ]           [ ]           [ ]
                                                  Thornton, LLP as our independent
                                                  auditors for the fiscal year ending
                                                  December 31, 2000:

                                                  Votes MUST be indicated by placing an "X" in one of the above boxes using black or blue ink.

                                                  This proxy is solicited on behalf of the Board of Directors of NETCREATIONS,
                                               INC., for the Annual Meeting of Shareholders to be held on June 22, 2000. The
                                               Board of Directors recommends a vote "FOR" the proposals above.

                                               Check this box if you have either a change of address or comments, and please
                                               note the same on this proxy card.                                    [ ]


Signature(s)_________________________________________________________________________________________ Date____________
Note: Please date and sign exactly as your name or names appear on this proxy card. If the shares are held jointly, each Shareholder should trustee, administrator, custodian, guardian, corporate officer, or pursuant to a power of attorney, please so indicate above.